PURCHASE AND SALE AGREEMENT
(WOODLAND WEST MARKETPLACE – ARLINGTON, TEXAS)

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is dated as of January 31, 2017 (the “Effective Date”), by and between TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited liability company (“Seller”), and ORDA CORP., a Texas corporation (“Buyer”).
Recitals
A.    Buyer desires to acquire the Property from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Parties hereby agree as follows:
1.Definitions. Capitalized terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto.
2.Agreement to Purchase and Sell. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller.
3.Consideration. Seller and Buyer agree that the total Consideration for the Property shall be Fourteen Million Six Hundred Thousand and No/100ths Dollars ($14,600,000.00).
(a)    Deposit; Additional Deposit; Balance of Consideration. The Consideration shall comprise the following components:
(i)    Initial Earnest Money Deposit; Remaining Earnest Money Deposit. Within two (2) Business Days of the Effective Date, Buyer shall deposit the Initial Earnest Money Deposit in escrow with the Title Company. If Buyer notifies Seller in writing on or before the end of the Due Diligence Period of Buyer’s election to proceed to close pursuant to the terms hereof, Buyer shall deposit the Remaining Earnest Money Deposit with the Title Company within two (2) Business Days after the Approval Date. At Buyer’s request made to the Title Company the Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the account of Buyer; provided, however, Buyer shall be solely responsible for any costs or fees associated with such account and such account shall permit immediate withdrawal of funds without penalty. In the event the transaction contemplated hereby is consummated, the Earnest Money plus interest accrued thereon while held by the Title Company shall be credited against Buyer’s payment obligations under this Agreement.

Purchase and Sale Agreement

(ii)    Cash. Immediately available funds, in an amount equal to the Consideration, less the Earnest Money and the Non-Refundable Payment.
(b)    Non-Refundable Payment. Concurrently with the delivery to Escrow Holder of the Initial Earnest Money Deposit, as a condition precedent to the effectiveness of this Agreement, Buyer shall deposit in escrow with the Title Company the amount of One Hundred and No/100ths Dollars ($100.00) (the “Non-Refundable Payment”), as consideration for Buyer’s rights under Section 4 of this Agreement and Seller’s execution and delivery of this Agreement. The Non-Refundable Payment shall be immediately released from the Escrow to Seller, shall be fully earned by Seller upon receipt, shall not constitute part of the Initial Earnest Money Deposit and notwithstanding anything in this Agreement to the contrary, shall not be returned to Buyer in any circumstance. The Non-Refundable Payment shall be applicable to the Consideration at the Close of Escrow. Buyer acknowledges that Seller would not have agreed to the terms of Section 4 of this Agreement had Buyer not made the Non-Refundable Payment to Seller on the terms set forth in this Section 3(b).
(c)    No Financing Contingency. Buyer acknowledges and agrees that (i) the acquisition of the Property by Buyer is not conditioned upon Buyer obtaining financing for all or any portion of the Purchase Price, and (ii) references in this Agreement to Buyer’s lender or to the effect that Buyer may in fact be seeking financing for the acquisition of the Property shall not be construed as or deemed to be a Buyer Condition Precedent on obtaining and such financing.
4.Buyer’s Due Diligence. As more fully provided below, Seller agrees to assist and cooperate with Buyer in obtaining access to the Property and certain documents relating thereto for purposes of inspection and due diligence.
(a)    Physical Inspection of the Property. At any time(s) reasonably requested by Buyer following the Effective Date and prior to Closing, Seller shall afford Buyer and its authorized representatives reasonable access to the Property for purposes of satisfying Buyer with respect to the suitability of the Property for Buyer’s purposes, the representations, warranties and covenants of Seller contained herein and the satisfaction of any conditions precedent to the Closing; provided, however, that Buyer shall not unreasonably disturb or interfere with the rights of any Tenant. Buyer shall provide Seller with notice on a Business Day not less than two (2) Business Days prior to any such inspections, and Seller, at its election, shall have the right to have a representative present during any such investigations. Seller shall have the right at all times to have a representative of Seller accompany any of Buyer or Buyer’s Agents while such persons are on the Property. Buyer may conduct Tenant interviews, provided Buyer has given Seller notice on a Business Day not less than two (2) Business Days prior to any such interview, and provided further that Seller shall have the right to be present at all such interviews. Notices to Seller pursuant to this Section 4(a) may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-343-9300), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other “undelivered” response is generated).

Purchase and Sale Agreement

(b)    Invasive Testing. Buyer shall not conduct or allow any Invasive Testing without Seller’s prior written consent, which consent may be withheld at Seller’s sole and absolute discretion. Buyer shall provide Seller with notice not less than five (5) Business Days prior to the commencement of any Invasive Testing, accompanied by a detailed work plan describing the nature, scope, location and purpose of the proposed work, and if approved by Seller, Seller shall have the right to have its own consultant present for any such work. Buyer acknowledges and agrees that Seller’s review of Buyer’s work plan is solely for the purpose of protecting Seller’s interests, and shall not be deemed to create any liability of any kind on the part of Seller in connection with such review that, for example, the work plan is adequate or appropriate for any purpose or complies with applicable legal requirements. Invasive Testing to which Seller has given its approval shall be conducted in strict conformity with the work plan approved by Seller. Buyer shall be responsible for and shall obtain any permits required for any investigations conducted by Buyer. All Invasive Testing and all other investigations conducted by Buyer or Buyer’s Agents shall be performed in compliance with all applicable permits and all Laws, at the sole cost and expense of Buyer.
(c)    Damage; Indemnity. Notwithstanding anything in this Agreement to the contrary, any entry upon, inspection, or investigation of the Property by Buyer or Buyer’s Agents, whether performed before or after the Effective Date, shall be performed at the sole risk and expense of Buyer, and Buyer shall be solely and absolutely responsible for the acts or omissions of Buyer and any of Buyer’s Agents. Furthermore, Buyer shall protect, indemnify, defend and hold Seller, and its successors, assigns, and affiliates harmless from and against any and all losses, damages (whether general, punitive, special, consequential or otherwise), liabilities, claims, causes of action, judgments, costs and legal or other expenses (including, but not limited to, reasonable attorneys’ fees and costs) (collectively, “Access Claims”) suffered or incurred by any or all of such indemnified Parties to the extent resulting from (i) any act or omission of Buyer or Buyer’s Agents in connection with entry upon the Property by Buyer or Buyer’s Agents, or the activities, studies or investigations conducted at, to or on the Property by Buyer or Buyer’s Agents, or (ii) any breach on the part of Buyer of its obligations under this Section 4. If at any time prior to Closing, Buyer or Buyer’s Agents cause any damage to the Property, Buyer shall, at its sole expense, immediately restore the Property to substantially the same condition as existed immediately prior to the occurrence of such damage, as reasonably determined by Seller. Buyer’s obligation to indemnify, defend and hold Seller harmless shall not apply to matters to the extent arising or resulting from (i) the mere discovery by Buyer of any pre-existing defects in the Property (except to the extent Buyer or Buyer’s Agents exacerbate any such pre-existing condition or such discovery is made in violation of the terms of this Agreement pertaining to Invasive Testing); or (ii) the mere discovery by Buyer of any Hazardous Materials within, on or adjacent to the Property that were not released or deposited by Buyer or any of Buyer’s Agents (except to the extent that Buyer or Buyer’s Agents exacerbate the scope or effect of or cause additional or further release of any such Hazardous Materials or such discovery is made in violation of the terms of this Agreement pertaining to Invasive Testing). Buyer’s obligations under this Section 4 shall survive the termination of this Agreement or the Closing, as the case may be, notwithstanding any other provisions herein to the contrary, and shall not be limited by Section 14(c). Buyer shall at all times keep the Property free and clear of any mechanics’,

Purchase and Sale Agreement

materialmen’s or design professional’s claims or liens arising out of or relating to its investigations of the Property, whether occurring before or after the Effective Date.
(d)    Liability Insurance. Prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall provide Seller written evidence that Buyer has procured comprehensive general liability insurance specific to the Property (or with the requisite limits dedicated to the Property) on an “occurrence” form policy covering (at a minimum) (i) the activities of Buyer and Buyer’s Agents on the Property during the period from the Effective Date through the Closing Date; and (ii) Buyer’s indemnity obligation under this Agreement. Such policy shall provide for combined single limit coverage in the minimum amount of $2,000,000, be issued by a company licensed in or authorized to do business in the State in which the Property is located and have a deductible not to exceed $10,000. Seller shall be named as an additional insured under all such liability insurance and prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall deliver to Seller a copy of the insurer’s endorsements which name Seller as an additional insured and provide for contractual liability coverage, and ACORD certificates evidencing that the insurance required under this section is in full force and effect.
(e)    Delivery of Documents and Records. To the extent not previously delivered, Seller shall deliver the Due Diligence Materials to Buyer within two (2) Business Days after the Effective Date. Except as specifically set forth herein, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information supplied to Buyer in connection with Buyer’s inspection of the Property (e.g., that such materials are complete, accurate, or the final version thereof, or that all such materials are in the Seller’s possession). It is the Parties’ express understanding and agreement that such materials are provided only for Buyer’s convenience in making its own examination and determination prior to the Approval Date, as to whether or not it wishes to purchase the Property, and, in doing so, Buyer shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and, except as expressly set forth herein, not on any materials supplied by Seller. Buyer expressly disclaims any intent to rely on any such materials provided to it by Seller in connection with its own inspections and agrees that it shall rely solely on its own independently developed or verified information. Buyer agrees that delivery may be accomplished by access to the Due Diligence Materials in an electronic data room established by Seller or Seller’s Broker.
(f)    Contacts with Property Managers. At any time reasonably requested by Buyer, following the Effective Date and prior to Closing, Buyer may contact and interview the property manager/leasing agent(s) for the Property, if any, on a Business Day, provided Buyer shall give Seller written notice on a Business Day not less than forty-eight (48) hours in advance of the time Buyer desires to conduct such interview, and Seller or its representative may be present during such interview. Notices to Seller pursuant to this subsection may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-343-9300), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other response indicating delivery failure or Mr. Shapiro’s unavailability is generated)..

Purchase and Sale Agreement

(g)    Service Contracts. Schedule 3 to this Agreement identifies all Service Contracts to be assumed by Buyer at Closing.
(h)    Approval of Title. Promptly after the Effective Date, Seller shall request that the Title Company deliver to Buyer a Preliminary Title Report with links to or copies of any underlying exceptions or documents referenced therein. No later than six (6) Business Days prior to the end of the Due Diligence Period, Buyer shall advise Seller what exceptions to title, if any, will be accepted by Buyer. Seller shall have three (3) Business Days after receipt of Buyer’s objections to give to Buyer: (A) written notice that Seller will remove such objectionable exceptions on or before the Closing Date; or (B) written notice that Seller elects not to cause such exceptions to be removed. Seller’s failure to give notice to Buyer within the three (3) Business Day period shall be deemed to be Seller’s election not to cause such exceptions to be removed. If Seller gives Buyer notice or is otherwise deemed to have elected to proceed under clause (B), Buyer shall have until the later of (i) three (3) Business Days after receipt of Seller’s actual or deemed notice as to Seller’s unwillingness to cause such exceptions to be removed, or (ii) the end of the Due Diligence Period, to elect to proceed with the transaction or terminate this Agreement. If Buyer fails to give Seller notice of its election on or before the expiration of such period, Buyer shall be deemed to have elected to terminate this Agreement. If Seller gives notice pursuant to clause (A) and fails to remove any such objectionable exceptions from title prior to the Closing Date, and Buyer is unwilling to take title subject thereto, Buyer shall have the right to elect to terminate this Agreement and Section 14(a) shall apply. Notwithstanding the foregoing, Buyer shall be deemed to have objected to any lien encumbering the Property that secures the payment of money, such as mechanic’s liens, materialmen’s liens, delinquent tax liens and judgment liens, and the liens of deeds of trust and mortgages (collectively, “Monetary Liens”), unless Buyer otherwise notifies Seller in writing. Monetary Liens shall not include non-delinquent assessments or bond amounts encumbering the property and reflected in the tax bills for the Property, non-delinquent property taxes or assessments, or non-delinquent dues, costs or assessments under declarations, reciprocal easements, or other covenants, conditions or restrictions to which the Property is subject. Seller hereby agrees to remove at or before the Closing and shall cause the Property to be delivered free and clear of, Monetary Liens caused by Seller, including the lien in favor of the Existing Lender. Buyer agrees that “removal” of an exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such exception.
(i)    New Exceptions. In the event the Title Company notifies Buyer of any New Exceptions to title after the Approval Date, Buyer shall have two (2) Business Days in which to notify Seller of its approval or disapproval of such New Exception. Failure to deliver notice of approval of such New Exception shall be deemed disapproval of the New Exception. If Buyer disapproves such New Exception, Seller shall notify Buyer within two (2) Business Days thereafter whether or not Seller can or will cause the removal of such New Exception. Failure to deliver such notice by Seller shall be deemed Seller’s refusal to cause the removal of such New Exception. If Seller is unwilling or unable to cause the removal of such New Exception, Buyer shall have the right within two (2) Business Days thereafter in which to

Purchase and Sale Agreement

waive such objection to title and proceed to Closing, or terminate this Agreement, in which case Section 14(a) shall apply. Failure by Buyer to deliver notice of waiver shall be deemed Buyer’s objection to title and election to terminate this Agreement. Buyer agrees that “removal” of a New Exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such New Exception.
(j)    Survey. Seller has provided Buyer with a copy of an ALTA survey of the Property (the “Survey”). If Buyer elects ALTA extended coverage title insurance, with survey coverage, Buyer shall have the right, at its cost, to update, modify, amend or re-certify the Survey as necessary in order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Buyer’s objectives. Seller will consent to the use and update of such Survey by Buyer, at Buyer’s cost. Buyer shall have the right to object to any matters shown in the Survey no later than six (6) Business Days prior to the end of the Due Diligence Period in accordance with Section 4(h). The receipt of an updated Survey shall not be a Buyer Closing Condition.
(k)    Title Commitment during Due Diligence Period. Buyer shall use diligent, good faith efforts to obtain from the Title Company no later than the end of the Due Diligence Period, such assurances and commitments as to policy form, coverage and endorsements as Buyer may request for the Title Policy. Delivery of the Approval Notice to Seller prior to the end of the Due Diligence Period shall constitute Buyer’s approval of matters affecting title to the Property, including any such matters as are shown on the Survey, subject to Buyer’s rights under Section 4(h) and any New Exceptions. Buyer may elect to obtain an owner’s ALTA extended coverage title insurance policy, and such endorsements as Buyer may require, at Buyer’s cost. Seller shall execute and deliver to the Title Company its standard owner’s title affidavit in the form attached hereto as Exhibit H. It shall be a condition to Buyer’s obligation to close the Escrow that the Title Company not be unwilling or unable to deliver to Buyer as of the Closing its irrevocable commitment to issue to Buyer its Title Policy consistent in all material respects with the commitment, if any, made by the Title Company as of the Approval Date, subject to New Exceptions approved by Buyer. For the avoidance of doubt, and without limiting the foregoing, if, as of the delivery of the Approval Notice, Buyer is negotiating with the Title Company as to the terms, coverage or endorsements to the Title Policy, it shall not be a condition to Buyer’s obligation to close Escrow that the Title Company agree to such requests by Buyer or provide the coverage or assurances sought by Buyer. If, prior to the Approval Date, Buyer fails to obtain a commitment from the Title Company generally or as to any particular exception or term of the Title Policy sought by Buyer, Buyer shall be deemed, as of the delivery of the Approval Notice, to have waived objections to such matters (notwithstanding any further efforts to address such issues with the Title Company, and notwithstanding any agreement by Seller to cooperate with Buyer or the Title Company in addressing such matters) and approved all exceptions to title other than Monetary Liens and subsequent New Exceptions.
(l)    Buyer’s Right to Terminate. At any time up to the Approval Date, Buyer has the unqualified right to terminate this Agreement and obtain a full refund of the Earnest Money

Purchase and Sale Agreement

(and any interest thereon), subject to Buyer’s obligations to return Due Diligence Materials to Seller as provided in the Section entitled “Conditions to Closing.” On or before the end of the Due Diligence Period, if Buyer is satisfied with its due diligence review of the Property and matters affecting the Property and wishes to proceed with the acquisition of the Property under this Agreement, Buyer shall give the Seller written notice of its approval of the Property and election to proceed under this Agreement (the “Approval Notice”). If Buyer fails to deliver an Approval Notice to Seller on or before the end of the Due Diligence Period, Buyer shall be deemed to have elected to terminate this Agreement, the Agreement shall automatically terminate as of the end of the Due Diligence Period, and Buyer’s Earnest Money (and any interest thereon) shall immediately be returned to Buyer. If Buyer timely delivers its Approval Notice to Seller and timely deposits the Remaining Earnest Money with the Escrow Holder, the Earnest Money shall become non-refundable to Buyer except as specifically set forth herein.
5.Conditions to Closing.
(a)    Buyer Closing Conditions. The conditions set forth in this Section 5(a) are conditions precedent to Buyer’s obligation to acquire the Property (“Buyer Closing Conditions”). The Buyer Closing Conditions are intended solely for the benefit of Buyer. If any of the Buyer Closing Conditions is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer Closing Condition and proceed with the acquisition of the Property without adjustment to the Consideration or terminate this Agreement by written notice to Seller and the Title Company.
(i)    Representations and Warranties; Performance. The representations and warranties of the Seller contained in Addendum II shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Seller shall have timely performed all obligations and covenants of Seller under this Agreement requiring performance prior to the Closing.
(ii)    Title Company Commitment. The Title Company shall not have withdrawn or modified in any material respect its commitment made as of the Approval Date (if any), to issue the Title Policy at the Closing, subject to New Exceptions approved by Buyer.
(iii)    Tenant Estoppels. Seller shall have delivered to Buyer the Tenant Estoppels from the Required Tenants, or Seller Estoppels, if any, on or before three (3) days prior to the Closing Date, as required under Section 8 below.
(b)    Seller Closing Conditions. The conditions set forth in this Section 5(b) are conditions precedent to Seller’s obligation to sell the Property (“Seller Closing Conditions”). The Seller Closing Conditions are intended solely for the benefit of Seller. If any of the Seller Closing Conditions is not satisfied, Seller shall have the right in its sole discretion either to waive the Seller Closing Condition and proceed with the transaction or terminate this Agreement by written notice to Buyer and the Title Company.

Purchase and Sale Agreement

(i)    Representations and Warranties; Performance. The representations and warranties of Buyer contained herein shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Buyer shall have timely performed all covenants and obligations of Buyer under this Agreement requiring performance prior to the Closing.
(c)    Deemed Approval of Conditions. In the event that any Party having the right of cancellation hereunder based on failure of a condition precedent set forth herein does not inform the other Party and Title Company in writing of the failure of any condition precedent made for the benefit of such Party prior to the Closing, such failure shall be deemed to have been waived, effective as of the Closing; provided that a Party shall not be deemed to have waived any claim for breach of any representation or warranty by the other Party unless such Party has Actual Knowledge of such breach prior to Closing.
(d)    Return of Materials. Upon termination of this Agreement and the escrow for failure of a condition precedent or upon termination by Buyer prior to the end of the Due Diligence Period, and upon Seller’s written request, Buyer shall return to Seller or otherwise delete or destroy all Due Diligence Materials delivered to Buyer by Seller.
6.Closing and Escrow.
(a)    Closing. The Closing shall occur through the Title Company on the Closing Date.
(b)    Deposit of Agreement and Escrow Instructions. The Parties shall promptly deposit a fully executed copy of this Agreement with Title Company and this Agreement shall serve as escrow instructions to Title Company for consummation of the transactions contemplated hereby. Title Company is not a party to this Agreement and its execution and acknowledgement of this Agreement is solely for the purpose of acknowledging receipt of a copy of this Agreement, and is not a condition to the effectiveness of this Agreement as between Buyer and Seller. The Parties agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless such supplementary instructions are signed by both Buyer and Seller and a contrary intent is expressly indicated in such supplementary instructions. Seller and Buyer hereby designate Title Company as the “reporting person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder.
(c)    Seller’s Deliveries to Escrow. At or before the Closing, Seller shall deliver to the Title Company, in escrow, the following:
(i)    the duly executed and acknowledged Deed;
(ii)    a duly executed Assignment of Leases;
(iii)    a duly executed Bill of Sale;

Purchase and Sale Agreement

(iv)    a duly executed Assignment of Contracts;
(v)    a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986, and on which Buyer is entitled to rely, that Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code, and any equivalents required by the states in which the Property is located; and
(vi)    any other instruments, records or correspondence called for hereunder which have not previously been delivered.
(d)    Seller’s Deliveries to Buyer.
(i)    Deliveries at Closing. At or before the Closing, Seller shall deliver to Buyer the following:
a)    operating statements for that portion of the current year ending at the end of the calendar month preceding the month in which the Closing Date occurs, provided, however, that if the Closing occurs during the first fifteen days of a month, the operating statement shall be updated to the end of the calendar month that is two months prior to the Closing;
b)    a Rent Roll dated as of the first day of the month in which the Closing Date occurs;
c)    subject to Seller’s obligations in Section 8, duly executed original Tenant Estoppels or Seller Estoppels, to the extent required hereunder;
d)    one original form notice to each Tenant, informing it of this transaction; and
e)    all keys, combinations and electronic passwords to the Property.
(ii)    Deliveries After Closing. Promptly after Closing, Seller shall deliver to Buyer the following, to the extent they have not already been delivered:
a)    originals of the Leases, to the extent available; and
b)    any other instruments, records or correspondence called for hereunder which have not previously been delivered, to the extent available.
(e)    Buyer’s Deliveries to Escrow. At or before the Closing, Buyer shall deliver or cause to be delivered in escrow to the Title Company the following:
(i)    a duly executed Assignment of Leases;
(ii)    a duly executed Assignment of Contracts; and

Purchase and Sale Agreement

(iii)    the Cash.
(f)    Deposit of Other Instruments. Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof.
7.Closing Adjustments and Prorations. With respect to the Property, the following adjustments shall be made, and the following procedures shall be followed:
(a)    Basis of Prorations. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year, meaning Buyer shall be deemed to be the owner of the Property for the full Closing Date.
(b)    Items Not to be Prorated. There shall be no prorations or adjustments of any kind with respect to:
(i)    Insurance Premiums. Buyer shall be responsible to obtain insurance covering such risks as Buyer deems necessary or appropriate, commencing as of the Closing Date.
(ii)    Delinquent Rents for Full Months Prior to the Month in which the Closing Occurred. Delinquent Rents for full months prior to the month in which the Closing occurred shall remain the property of Seller, and Buyer shall have no claim thereto, whether collected before or after the Closing. Seller shall have the right to take collection measures against any delinquent Tenant (including litigation), however Seller shall not seek any remedy which would interfere with Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rents with respect to any period from or after the Closing Date. In the event that Buyer collects any delinquent Rents relating to any period before the Closing Date, Buyer shall promptly pay such amounts over to Seller in accordance with the procedures set forth in subsection (d) below. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rents or Additional Rent with respect to any period beginning on the Closing Date.
(c)    Closing Adjustments. Prior to Closing, Seller shall prepare and deliver to Buyer for review, comment and agreement, a proration statement for the Property, and each Party shall be credited or charged at the Closing, in accordance with the following:
(i)    Rents and Additional Rents. Seller shall account to Buyer for any Rents and Additional Rents actually collected by Seller for the rental period in which the Closing occurs, and Buyer shall be credited for its pro rata share.

Purchase and Sale Agreement

(ii)    Expenses.
a)    Prepaid Expenses. To the extent Expenses have been paid prior to the Closing Date for the period after the Closing Date, , Seller shall account to Buyer for such prepaid Expenses, and Seller shall be credited for the amount of such prepaid Expenses applicable to the period after the Closing Date.
b)    Unpaid Expenses. To the extent Expenses relating to the period prior to the Closing Date are unpaid as of the Closing Date but are ascertainable, Buyer shall be credited for Seller’s pro rata share of such Expenses for the period prior to the Closing Date (and Buyer shall assume the obligation to pay for said Expenses).
c)    Property Taxes. For purposes of this subsection entitled “Expenses,” and subject to the limitations described in this subsection, the Title Company shall pro-rate real property taxes and any special assessments (collectively, “Property Taxes”) based on the most recent available tax bills. Property Taxes shall be subject to a post-Closing adjustment once the actual tax bills are available (to the extent that the same are not available at Closing for the period in which the Closing occurs); provided, however, that Buyer shall be solely responsible for any increased taxes resulting from the change in ownership of the Property from Seller to Buyer or resulting from an increased tax levy based upon the Consideration paid hereunder. Notwithstanding the foregoing, to the extent any Tenant is obligated to pay a tax bill directly to the taxing authority, the amounts payable by such Tenant shall not be prorated at Closing. If Seller has paid the Property Taxes payable by any such Tenant, but Seller has not been reimbursed by such Tenant, Buyer shall credit Seller at Closing for the amount paid by Seller, and Buyer shall thereafter have the right to collect those Property Taxes directly from such Tenant after the Closing.
(iii)    Security Deposits. Seller shall deliver to Buyer all prepaid rents, security deposits, letters of credit and other collateral actually held by Seller or any of its Affiliates under any of the Leases, to the extent not applied by Seller prior to the Closing Date to amounts owing by a Tenant as permitted by the Leases.
(iv)    Utility Deposits. With respect to any deposits with utility companies, if any of the underlying utility contracts or agreements is assignable by Seller to Buyer, then Seller shall transfer to Buyer the applicable deposits, and Buyer shall credit Seller at the Closing with the actual amount of such deposits transferred to Buyer.

Purchase and Sale Agreement

(d)    Post-Closing Adjustments. After the Closing Date, Seller and Buyer shall make post-Closing adjustments in accordance with the following:
(i)    Non-delinquent Rents. If either Buyer or Seller collects any non-delinquent Rents or Additional Rents applicable to the month in which the Closing occurred, such Rents or Additional Rents shall be prorated as of the Closing Date and paid to the Party entitled thereto within ten (10) days after receipt.
(ii)    Delinquent Rents for month in which the Closing occurred. If either Buyer or Seller collects any Rents or Additional Rents that were delinquent as of the Closing Date and that relate to the rental period in which the Closing occurred, then such Rents or Additional Rents shall be applied in the following order of priority: first, to reimburse Buyer or Seller for all reasonable out-of-pocket, third-party collection costs actually incurred by Buyer or Seller in collecting such Rents or Additional Rents (including the portion thereof relating to the period after the Closing Date); second, to satisfy such Tenant’s Rent or Additional Rent obligations relating to the period after the Closing Date; and third, to satisfy such delinquent Rent or Additional Rent obligations relating to the period prior to the Closing Date. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which would interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with any Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date.
(iii)    Percentage Rents. To the extent that Buyer receives any Percentage Rents after the Closing Date that are applicable to the period of time before the Closing Date (including any such amounts received after any cut-off date for prorated rents set forth in this Section 7), Buyer shall render an accounting to Seller with respect to such Percentage Rents and such Percentage Rents shall be applied in the following order of priority: (i) first to Buyer for the period covered by such Percentage Rents following the calendar month in which the Closing occurred until the Tenant under its Lease is current with respect to all Percentage Rents applicable to periods after the Closing Date, and all expenses reasonably incurred by Buyer collecting such rents, (ii) then to Seller and Buyer for the calendar month in which the Closing occurred with such rents and other similar payments being prorated in the same manner as otherwise provided in this Section 7 at Closing and on the Closing Statement, and (iii) then to Seller for the period prior to the month in which the Closing occurred. If Percentage Rents are based on other than a month-to-month basis (e.g., on a quarterly or annual basis), Percentage Rents collected by Buyer after the Closing Date and applicable to the period of time before the Closing Date shall

Purchase and Sale Agreement

be prorated as of the Closing Date based on the number of days in such period for which such Percentage Rents are paid.
(iv)    Expenses. With respect to any invoice received by Buyer or Seller after the Closing Date for Expenses that relate to the period in which the Closing occurred and for which a proration was not made at the Closing pursuant to the proration statement delivered to Buyer by Seller prior to the Closing, the Party receiving such invoice shall give the other Party written notice of such invoice, and the other Party shall have thirty (30) days to review and approve the accuracy of any such invoice. If the Parties agree that the invoice is accurate and should be paid, Seller shall compute Seller’s pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and check to Buyer, in which case Buyer agrees that it will pay for its share and forward the invoice and the two payments to the vendor.
(v)    Additional Rents; Payment of 2016 Expenses by Tenants; True Up. To the extent that Seller has actually collected any portion of Expenses from Tenants under the Leases as Additional Rents for calendar year 2016, Seller may retain all such Additional Rents in amounts not to exceed such Tenants’ share of Expenses actually paid, as determined by the 2016 Reconciliation (defined below). Seller shall use commercially reasonable efforts to complete and deliver to Buyer a reconciliation Expense statement for calendar year 2016 (the “2016 Reconciliation”) prior to the Closing Date, but in any event, on or before March 31, 2017. If the 2016 Reconciliation evidences that Seller under-collected Expenses from Tenants for such period, Seller shall receive a credit at Closing for such under-collected Expenses, or, if the 2016 Reconciliation is completed and delivered to Buyer after the Closing, Buyer shall pay such under-collected amount to Seller within thirty (30) days after delivery of the 2016 Reconciliation. Buyer shall be responsible to collect such amounts from Tenants. If the 2016 Reconciliation is delivered to Buyer prior to the Closing and evidences that Seller has over-collected Additional Rent from Tenants for such period, Buyer shall receive a credit at Closing for the Expenses to which such Additional Rents applies and shall be responsible to reimburse such over-collected Expenses to the Tenants or apply the same to Expenses in accordance with the Leases. If the 2016 Reconciliation is completed and delivered to Buyer after the Closing, Seller shall pay such over-collected amounts to Buyer within thirty (30) days after delivery of the 2016 Reconciliation, and Buyer shall thereafter be responsible for making reimbursement to the Tenants or applying the same to Expenses in accordance with the Leases. In absence of manifest error, the 2016 Reconciliation shall be final and binding on the parties as to 2016 Additional Rent and shall not be subject to modification or adjustment based on subsequent or later reconciliations prepared by Buyer or required under the Leases.
(vi)    Additional Rents; Payment of 2017 Expenses by Tenants; True Up. To the extent that Seller has actually collected any portion of Expenses from Tenants under the Leases as Additional Rents for calendar year 2017, Seller may retain all such Additional Rents in amounts not to exceed such Tenants’ share of Expenses

Purchase and Sale Agreement

actually paid, as determined by the 2017 Stub Reconciliation (defined below). Within sixty (60) days after the Closing, Seller shall prepare and deliver to Buyer a reconciliation Expense statement for the period from and after January 1, 2017, to but not including the Closing Date (the “2017 Stub Reconciliation”). If the 2017 Stub Reconciliation evidences that Seller under-collected Expenses from Tenants for such period, Buyer shall pay such amounts to Seller within thirty (30) days after delivery of the 2017 Stub Reconciliation, and Buyer shall be responsible to collect such amounts from Tenants. If the 2017 Stub Reconciliation evidences that Seller has over-collected Additional Rent from Tenants for such period and Buyer did not receive a credit at Closing for the Expenses to which such Additional Rents applies, Seller shall pay such over-collected amounts to Buyer within thirty (30) days after delivery of the 2017 Stub Reconciliation, and Buyer shall thereafter be responsible for making reimbursement to the Tenants or applying the same to Expenses in accordance with the Leases. In absence of manifest error, the 2017 Stub Reconciliation shall be final and binding on the parties as to 2017 Additional Rent and shall not be subject to modification or adjustment based on subsequent or later reconciliations prepared by Buyer or required under the Leases.
(vii)    Survival of Obligations. The obligations of Seller and Buyer under the Subsection entitled “Post-Closing Adjustments” shall survive the Closing for a period of six (6) months from the Closing Date, at which point all such adjustments shall be made in a final accounting and all prorations hereunder shall be deemed final for all purposes.
(e)    Allocation of Closing Costs. Closing costs shall be allocated as set forth below:
(i)    Escrow and closing agent charges: 50% to Buyer and 50% to Seller.
(ii)    Recording fees for Deed and any documents in connection with financing for Buyer: 100% to Buyer.
(iii)    Cost of preparation of preliminary title commitments by the Title Company: 100% to Seller.
(iv)    Title insurance premiums and other costs for the Title Policy exclusive of extended coverage, survey coverage, endorsements and lender policies or requirements: 100% to Seller.
(v)    Title insurance premiums and other costs for the Title Policy for extended coverage, survey coverage, endorsements, and any lender policies or requirements: 100% to Buyer.
(vi)    Survey costs: 100% to Buyer for any new survey required by Buyer or any updates, modifications and recertification of any existing survey provided by Seller.
(vii)    Attorneys’ Fees: Each party to pay its own fees.

Purchase and Sale Agreement

(viii)    Other: According to custom where the Property is located.
8.Tenant Estoppels; SNDAs. Seller shall use all reasonable efforts to obtain a Tenant Estoppel from all Tenants. Seller shall deliver completed Tenant Estoppels to Buyer as they are received by Seller, and shall use all reasonable efforts to deliver all Tenant Estoppels to Buyer no later than three (3) days prior the Closing Date. It shall be a condition to Buyer’s obligation to close the acquisition of the Property that not later than the Closing Date:
(a)Tenant Estoppels. Seller shall have delivered to Buyer Tenant Estoppels from the Required Tenants, which Tenant Estoppels shall (i) be dated no earlier than forty-five (45) days prior to the initial, scheduled Closing Date (and not the Closing Date as it may be extended under this Agreement), (ii) conform to the most recent Rent Roll, (iii) allege no defaults, offsets, or claims against Seller, and (iv) allege no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement or the Due Diligence Materials provided by Seller to Buyer; or
(b)Seller Estoppels. To the extent Seller is unable to obtain Tenant Estoppels, or any items required to be therein, from the Required Tenants (other than Major Tenants), Seller shall have delivered to Buyer on the Closing Date a certification (a “Seller Estoppel”) in the form and on the terms attached hereto as Exhibit G (or as otherwise provided in Section 8(c) below). Seller shall have the right, but not the obligation, to fulfill such condition to closing by delivery of a Seller Estoppel, and if a Seller Estoppel is tendered by Seller, Buyer shall be obligated to accept such Seller Estoppel if such Seller Estoppel (i) is dated no earlier than forty-five (45) days prior to the Closing Date, (ii) conforms to the most recent Rent Roll, (iii) alleges no defaults, offsets, or claims against Seller, and (iv) alleges no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement or the Due Diligence Materials provided by Seller to Buyer. If Seller is later able to deliver to Buyer a Tenant Estoppel from any Tenant as to which Seller has provided a Seller Estoppel, the Seller Estoppel shall be and become null and void as to each statement of fact or representation that is substantially identical to a similar fact or representation in the Tenant Estoppel, and to the extent the Tenant Estoppel covers in all material respects the information covered in the Seller Estoppel, the Seller Estoppel as to such Tenant shall become null and void. In no event shall Seller have any liability under any Seller Estoppel unless a claim thereon exceeds the Material Damage Floor and in no event shall any liability of Seller under any Seller Estoppel exceed the Material Damage Ceiling.
(c)Required Estoppel Form. Notwithstanding anything in this Agreement, Buyer agrees that the delivery by a Tenant of an estoppel certificate either (i) substantially in the form attached to or required under such Tenant’s Lease, or (ii) on a commercially reasonable, standard form of the Tenant in the case of any Tenant with a national or regional presence and multiple locations, shall be accepted by Buyer, and if and to the extent Seller delivers a Seller Estoppel to Buyer in connection with such Tenant, such Seller Estoppel shall be substantially in the form attached hereto as Exhibit G, as modified to reflect only the factual information required of the Tenant under the estoppel certificate required under such Tenant’s Lease or on such standard form.

Purchase and Sale Agreement

(d)SNDAs. Seller shall use commercially reasonable efforts to obtain a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) from the Major Tenants. The form of the SNDA shall be promulgated by the Buyer or its lender. Buyer, with prior or concurrent notice to Seller, shall have the right to contact Tenants about the SNDAs and negotiate SNDAs directly with the Tenants. Seller shall reasonably cooperate with Buyer in the process of obtaining SNDAs. Buyer shall respond promptly to Tenant changes, modifications and comments to SNDAs and shall use commercially reasonable efforts to obtain final, executed SNDAs in a timely manner. Nothing herein shall prohibit or limit Seller from interaction with and direct contact with, any Tenant, at any time or from time to time, about an SNDA or such Tenant’s contacts with Buyer. It shall be a Buyer Closing Condition that Buyer shall have received SNDAs from the Major Tenants (which SNDAs shall be dated no earlier than forty-five (45) days prior to the Closing Date) no later than three (3) Business Days prior to the initial Closing Date, or if the Closing Date is extended as provided, below, no later than two (2) Business Days prior to the Closing Date, as extended; provided, however, such Buyer Closing Condition shall be deemed waived in its entirety if either or both of the following does not or has not occurred as and when required:
(i)    Buyer shall have delivered to Seller, for delivery to Tenants, completed SNDAs for all Major Tenants, on or before three (3) Business Days prior to the end of the Due Diligence Period; and
(ii)    The form of SNDA shall have been pre-approved by Buyer’s lender prior to delivery to Seller, and is a commercially reasonable, standard form (the foregoing subsections (i) and (ii), the “SNDA Closing Condition Threshold”).
If Seller has not obtained SNDAs from the Major Tenants by the date that is three (3) Business Days prior to the initial, scheduled Closing Date, either Seller or Buyer may extend the Closing Date one time, for up to an additional ten (10) Business Days, upon written notice to the other Party delivered no later than two (2) days prior to the initial, scheduled Closing Date. If Seller has not delivered the SNDAs of the Major Tenants by the date that is two (2) Business Days prior to the extended Closing Date, Buyer may terminate this Agreement by written notice delivered to Seller no later than the extended Closing Date. The duration of such extension in the Closing Date shall not be computed in the calculation of the 45-day aging requirements for Tenant Estoppels or SNDA and such aging requirement shall be premised on the initial, scheduled Closing Date and not the extended Closing Date. Buyer’s right to so extend the Closing Date is subject to Buyer’s prior, timely satisfaction of the SNDA Closing Condition Threshold. If Buyer exercises its right to terminate this Agreement under this Section 8(d), all Earnest Money shall be returned to Buyer and the parties shall have no further obligations under this Agreement except as expressly provided herein.
9.Transfer of Property “As Is”.
(a)    BUYER IS PURCHASING THE PROPERTY “AS IS, WITH ALL FAULTS” WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (EXCEPT ANY EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT OR THE DOCUMENTS DELIVERED AT CLOSING),

Purchase and Sale Agreement

INCLUDING IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER. AS OF THE CLOSING, BUYER ASSUMES ALL RISKS REGARDING ANY DEFECTS, DAMAGE OR ADVERSE CONDITIONS PERTAINING TO THE CONDITION OF THE PROPERTY, OR ANY LOSS, DIMINUTION IN VALUE, OR INJURY TO THE PROPERTY ARISING FROM ANY GOVERNMENTAL STATUTES, ORDINANCES, REGULATIONS, DECISIONS OR POLICIES PERTAINING TO THE PRESENT OR FUTURE CONDITION, USE, OCCUPANCY, OPERATIONS, MAINTENANCE, REPAIR, IMPROVEMENT, OWNERSHIP OR DISPOSITION OF THE PROPERTY OR ANY PART THEREOF, AND BUYER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR UNDER ANY INSTRUMENT DELIVERED BY SELLER TO BUYER AT CLOSING, (A) NEITHER SELLER NOR ANY OF ITS AGENTS HAVE MADE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, OF, AS TO, CONCERNING, OR WITH RESPECT TO, (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (ii) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH MAY BE CONDUCTED THEREON, (iii) THE COMPLIANCE OF OR BY THE PROPERTY WITH LAWS, (iv) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (v) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND (B) NEITHER SELLER NOR ANY OF ITS AGENTS HAVE MADE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS OR WARRANTIES REGARDING COMPLIANCE OF THE PROPERTY WITH ANY ENVIRONMENTAL LAWS, INCLUDING THOSE PERTAINING TO SOLID WASTE, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., PART 261, OR THE DISPOSAL OR EXISTENCE, IN OR ON THE PROPERTY, OF ANY HAZARDOUS SUBSTANCES, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER ("CERCLA"). BUYER SHALL RELY SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER OR ITS AGENTS OR CONTRACTORS, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR EXHIBITS OR UNDER ANY INSTRUMENT DELIVERED BY SELLER TO BUYER OR ITS PERMITTED ASSIGNS AT CLOSING. SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY ANY PARTY PURPORTING TO ACT ON BEHALF OF SELLER. EXCEPT TO THE EXTENT OF ANY BREACH OF ANY EXPRESS REPRESENTATION, WARRANTY OR COVENANT OF SELLER UNDER THIS AGREEMENT OR UNDER ANY INSTRUMENT DELIVERED BY SELLER TO BUYER OR ITS ASSIGNS AT CLOSING. Except as expressly set forth

Purchase and Sale Agreement

in this Agreement, Buyer has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Property or relating thereto (including specifically, without limitation, Property information packages distributed with respect to the Property) made or furnished by Seller or any real estate broker, agent, or third party representing or purporting to represent Seller, to whomever made or given, directly or indirectly, orally or in writing. Buyer represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement, it is relying solely on its own expertise and that of Buyer’s consultants in purchasing the Property and shall make an independent verification of the accuracy of any documents and information provided by Seller. Buyer will conduct such inspections and investigations of the Property as Buyer deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. By failing to terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer acknowledges that Seller has afforded Buyer a full opportunity to conduct such investigations of the Property as Buyer deemed necessary to satisfy itself as to the condition of the Property and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement. Upon Closing, Buyer shall assume the risk that adverse matters, including, but not limited to, adverse physical or construction defects or adverse environmental, health or safety conditions, may not have been revealed by Buyer’s inspections and investigations. Buyer’s approval of the Property under Section 4(l) above is Buyer’s acknowledgement that it will have reviewed or have had adequate time and opportunity to review the Due Diligence Materials and conduct its diligence review of the Property and matters affecting the Property.
Buyer’s Initials
(b)    Buyer further acknowledges that certain of the Due Diligence Materials may have been prepared by parties other than Seller and Seller makes no representation or warranty of any kind whatsoever, express or implied, as to the accuracy or completeness of any Due Diligence Materials prepared by third parties.
(c)    Except for those matters expressly set forth in this Agreement to survive the Closing and except for the agreements of Seller and Buyer set forth in the closing documents or otherwise entered into at the Closing, Buyer agrees that Buyer’s acceptance of the Deed shall be and be deemed to be an agreement by Buyer that Seller has fully performed, discharged and complied with all of Seller’s obligations, covenants and agreements hereunder and that Seller shall have no further liability with respect thereto.
(d)    AS A MATERIAL INDUCEMENT TO SELLER TO AGREE TO SELL THE PROPERTY TO BUYER AND TO EXECUTE THIS AGREEMENT, EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED TO THE CONTRARY HEREIN OR IN THE

Purchase and Sale Agreement

DEED AND OTHER INSTRUMENTS TO BE EXECUTED AND DELIVERED BY SELLER AT THE CLOSING, OR ANY ACTION FOR BREACH OF ANY REPRESENTATION, WARRANTY AND/OR COVENANT OF SELLER SPECIFICALLY SET FORTH HEREIN, BUYER, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE SELLER RELATED PARTIES FROM ALL CLAIMS, CAUSES OF ACTION, DEMANDS, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEY’S FEES AND DISBURSEMENTS WHETHER SUIT IS INSTITUTED OR NOT) WHICH BUYER HAS OR MAY HAVE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF THE PROPERTY OR ANY OF ITS CONSTITUENT ELEMENTS (INCLUDING THE LAND, THE IMPROVEMENTS, THE PERSONAL PROPERTY, THE GENERAL INTANGIBLES, THE LEASES OR THE CONTRACTS), INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO (I) ALL MATTERS DESCRIBED IN SUBPARAGRAPH (a), ABOVE AS ACCEPTED BY BUYER IN “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION, (II) THE STRUCTURAL AND PHYSICAL CONDITION OF THE REAL PROPERTY OR ITS SURROUNDINGS, (III) THE FINANCIAL CONDITION OF THE OPERATION OF THE PROPERTY EITHER BEFORE OR AFTER THE CLOSING DATE, (IV) ANY LAW, ORDINANCE, RULE, REGULATION, RESTRICTION OR LEGAL REQUIREMENT WHICH IS NOW OR MAY HEREAFTER BE APPLICABLE TO THE PROPERTY, (V) THE FINANCIAL CONDITION OR STATUS OF ANY TENANT OR TENANCY FOR THE PROPERTY, (VI) THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY OR THE APPLICABILITY TO THE PROPERTY OF ANY ENVIRONMENTAL LAWS, AS SUCH ACTS MAY BE AMENDED FROM TIME TO TIME, OR ANY OTHER FEDERAL, STATE OR LOCAL STATUTE OR REGULATION RELATING TO ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY, OR (VII) ANY OTHER CONDITIONS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL AND OTHER PHYSICAL CONDITIONS, AFFECTING THE PROPERTY WHETHER THE SAME ARE A RESULT OF NEGLIGENCE OR OTHERWISE, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, ANY CLAIM FOR INDEMNIFICATION OR CONTRIBUTION ARISING UNDER ENVIRONMENTAL LAWS, WHETHER ARISING BASED ON EVENTS THAT OCCURRED BEFORE, DURING, OR AFTER SELLER’S PERIOD OF OWNERSHIP OF THE PROPERTY AND WHETHER BASED ON THEORIES OF INDEMNIFICATION, CONTRIBUTION OR OTHERWISE. THE RELEASE SET FORTH IN THIS SECTION SPECIFICALLY INCLUDES, WITHOUT LIMITATION, ANY CLAIMS UNDER ENVIRONMENTAL LAWS OR UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, AS ANY OF THOSE LAWS MAY BE AMENDED FROM TIME TO TIME AND ANY REGULATIONS, ORDERS, RULES OF PROCEDURES OR GUIDELINES PROMULGATED IN CONNECTION WITH SUCH LAWS, REGARDLESS OF WHETHER THEY ARE IN EXISTENCE ON THE DATE OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, SELLER SHALL REMAIN LIABLE FOR,

Purchase and Sale Agreement

AND BUYER DOES NOT WAIVE OR RELEASE CLAIMS BASED ON FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER OR ANY SELLER RELATED PARTY. BUYER SHALL NOT MAKE OR INSTITUTE ANY CLAIMS AGAINST ANY OF THE SELLER RELATED PARTIES WHICH ARE INCONSISTENT WITH THE FOREGOING. BUYER AGREES THAT THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OR WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST, WHICH IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER’S RELEASE TO SELLER. IN THIS CONNECTION AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, BUYER AGREES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES AND ACKNOWLEDGES THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE, AND ACQUIT THE SELLER RELATED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES EXCEPT TO THE EXTENT CAUSED BY FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SELLER OR ANY SELLER RELATED PARTY. BUYER ACKNOWLEDGES THAT BUYER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF BUYER’S SELECTION AND BUYER IS GRANTING THIS RELEASE OF ITS OWN VOLITION AND AFTER CONSULTATION WITH BUYER’S COUNSEL. BUYER ACKNOWLEDGES THAT BUYER HAS CAREFULLY REVIEWED THIS SECTION 9 AND DISCUSSED ITS IMPORT WITH LEGAL COUNSEL AND THAT THE PROVISIONS OF THIS SECTION 9 ARE A MATERIAL PART OF THIS AGREEMENT.
Buyer’s Initials ______
(e)    In no event shall Seller be liable to Buyer for any incidental, special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property.
(f)    THIS SECTION 9 SHALL SURVIVE CLOSING AND DELIVERY OF THE DEED, OR TERMINATION OF THIS AGREEMENT, AND SHALL BE DEEMED INCORPORATED BY REFERENCE AND MADE A PART OF ALL DOCUMENTS DELIVERED BY SELLER TO BUYER IN CONNECTION WITH THE SALE OF THE PROPERTY.

Purchase and Sale Agreement

10.Seller’s Representations and Warranties. Seller represents and warrants to Buyer the matters set forth on Addendum II, which is incorporated herein by this reference as though fully set forth herein. Other than as expressly contained in this Agreement and Addendum II, Seller makes no representations or warranties of any kind relating to the Property or its condition or fitness. Buyer is entitled to rely on Seller’s representations and warranties notwithstanding Buyer’s inspection and investigation of the Property, except to the extent that Buyer has Actual Knowledge on or before the Closing Date that any such representation or warranty is inaccurate in any material respect, and such inaccuracy did not result from a Seller R&W Breach (as defined below). Seller shall promptly notify Buyer if, prior to the Closing, Seller has Actual Knowledge that any representation or warranty of Seller was inaccurate in any material respect on the Effective Date (a “Seller R&W Breach”), or was true when given on the Effective Date but became inaccurate in any material respect after the Effective Date (a “Seller R&W Change”). If, prior to the Closing, Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Breach has occurred and Seller is unable to cure such Seller R&W Breach within ten (10) days after notice from Buyer of such R&W Breach, such Seller R&W Breach shall be a default on the part of Seller, and Buyer shall have the right, as its sole and exclusive remedy, to terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer, and if such Seller R&W Breach has resulted in a loss in excess of the Material Damage Floor, Seller shall pay the Expense Reimbursement to Buyer, and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement. If, prior to the Closing, Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Change has occurred, such Seller R&W Change was not caused by a material breach by Seller of its covenants under this Agreement or by an affirmative, intentional act on the part of Seller which caused such representation and warranty to become inaccurate in any material respect (in which case such Seller R&W Change shall be deemed to be a Seller R&W Breach), and Seller is unable within ten (10) days after notice from Buyer of such R&W Change to eliminate such inaccuracy, Buyer shall have the right, as its sole and exclusive remedy, to terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement. If, prior to the Closing, Buyer has Actual Knowledge that any representation or warranty of Seller is inaccurate in any material respect and Buyer consummates the Closing, such representation or warranty shall be deemed modified by Buyer’s Actual Knowledge. Buyer shall be entitled to seek and recover from Seller its actual damages incurred on account of the breach by Seller of any one or more of the representations and warranties of Seller made herein, only if (i) the breach thereof is first discovered subsequent to Closing, (ii) the claim thereon is asserted by Buyer to Seller in writing on or before the date one hundred eighty (180) days after Closing, (iii) the amount of any such loss, cost, liability, damage and expense suffered by Buyer (when aggregated with all other amounts for which Seller may be liable in connection with breaches of its representations, warranties or covenants under this Agreement) shall exceed the Material Damage Floor; provided, however, in no event shall the amount of any such loss, cost, liability, damage and expense for which Seller shall be liable with respect to such breach (when aggregated with all other damages for which Seller may be liable in connection with breaches of its representations, warranties or covenants under this Agreement) exceed the Material Damage Ceiling.

Purchase and Sale Agreement

11.Buyer’s Representations and Warranties. Buyer hereby represents and warrants, as of the Effective Date and as of the Closing Date, to Seller as follows:
(a)    Buyer is duly organized, validly existing and in good standing under the laws of the State of its formation, and as of the Closing will be qualified to do business in the State in which the Property is located.
(b)    Buyer has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Buyer and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing have been duly executed and delivered by Buyer and are or at the time of Closing will be the legal, valid and binding obligation of Buyer and enforceable against Buyer in accordance with its or their respective terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Buyer is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.
(c)    The entities and individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and its constituent entities, if any, have the legal power, right and actual authority to bind Buyer to the terms and conditions hereof and thereof.
(d)    Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Buyer’s organizational documents or to Buyer’s Actual Knowledge any statute, regulation or rule, or, to Buyer’s Actual Knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Buyer is subject, and which violation or conflict would have a material adverse effect on Buyer. Buyer is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Buyer of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.
(e)    To Buyer’s Actual Knowledge all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Seller.
(f)    As of the Closing Date, Buyer (i) has made an independent investigation with regard to the Property and has conducted all due diligence investigations deemed by Buyer or its consultants as necessary or appropriate with respect to the Property and matters affecting the Property, (ii) has ascertained to its satisfaction the extent to which the Property complies with applicable zoning, building, environmental, health and safety and all other Laws, and (iii) has determined that the Property is suitable for Buyer’s intended use thereof.

Purchase and Sale Agreement

(g)    There is no litigation pending or, to Buyer’s Actual Knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.
(h)    Buyer is not, nor is any person who owns a controlling interest in or otherwise controls Buyer, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”); or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), 66 Fed. Reg. 49079 (effective September 24, 2001, and published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Orders”). Neither Buyer nor any of its principals or affiliates is (x) a person or entity with which Seller is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Buyer, neither Buyer nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. As used herein, “Anti-Terrorism Law” means the OFAC Laws and Regulations, the Executive Orders and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.
12.Risk of Loss.
(a)    Notice of Loss. If, prior to the Closing Date, any portion of the Property suffers a Minor or Major Loss, Seller shall immediately notify Buyer of that fact, which notice shall include sufficient detail to apprise Buyer of the current status of the Property following such loss.
(b)    Minor Loss. Buyer’s obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Minor Loss, plus the amount of any insurance

Purchase and Sale Agreement

deductible; or (ii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration and the insurance carrier has admitted liability for the payment of such costs. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer at the Closing, together with a credit against the Consideration in the amount of any insurance deductible. This provision shall not limit any of the Buyer’s repair obligations under the Leases. If there is a Minor Loss and insurance coverage as set forth above is not available, Buyer shall have the same rights as if it was a Major Loss.
(c)    Major Loss. In the event of a Major Loss, Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller’s notice to Buyer of the occurrence thereof, elect to either (i) terminate this Agreement, or (ii) consummate the acquisition of the Property for the full Consideration, subject to the following. If Buyer elects to proceed with the acquisition of the Property, then the Closing shall be postponed if necessary, to occur on the later of the then-scheduled Closing Date or the date which is ten (10) Business Days after Buyer makes such election and, upon the Closing, Buyer shall be given a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Major Loss, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer, and Seller will cooperate with Buyer as reasonably requested by Buyer in the collection of such proceeds or award. If Buyer fails to give Seller notice within such twenty (20) day period, then Buyer will be deemed to have elected to terminate this Agreement. If the Agreement is not terminated under this Section or otherwise as permitted under this Agreement, Buyer shall be responsible for performance by Buyer as “landlord” under the Leases, including any repair obligations of landlord, and nothing herein shall limit Buyer’s repair obligations or other obligations under the Leases.
13.Seller’s Continued Operation of the Property.
(a)    General. Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will operate, maintain and repair the Property in a prudent manner, in the ordinary course of business, on an arm’s-length basis and consistent with its past practices.
(b)    Actions Requiring Buyer’s Consent. Notwithstanding the above terms of this Section, from the Approval Date until the Closing Date, Seller shall not, without the prior written approval of Buyer, which approval shall not be unreasonably withheld or delayed, take any of the following actions except as required by law or existing contractual obligations of Seller:
(i)    Leases. Execute or renew any Lease; or bring an action to enforce any Lease; or terminate any Lease; or modify or waive any material term of any Lease; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for Lease approval within

Purchase and Sale Agreement

two (2) Business Days, then Buyer shall be deemed to have approved the Lease activity in question; or
(ii)    Contracts. Except as otherwise required under this Agreement, enter into, execute or terminate any easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property that will survive the Closing and be binding on Buyer or the Property after the Closing; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for approval within two (2) Business Days, then Buyer shall be deemed to have approved the activity in question.
(c)    Cost of Tenant Improvements and Leasing Commissions.
(i)    New Leases, Renewals, Modifications. In connection with any new lease, or any renewal of a lease or modification of any existing Lease which extends the term or expands the premises under such Lease other than under an option or right governed by subsections (c)(iii) or (c)(iv) below, which new lease, renewal or modification is entered into between the Effective Date and the Closing, the cost of tenant improvement allowances and leasing commissions in connection with any such new lease, renewal or modification, shall be prorated between Buyer and Seller in proportion to the ratio between the portion of the new lease term or renewal term (following the commencement of rental payments thereunder) which occurs prior to the Closing Date and the portion of the new lease term or renewal term (following the commencement of rental payments thereunder) which occurs after the Closing Date.
(ii)    Existing Leases. Subject to subsections (c)(iii) and (c)(iv) below, Seller shall be responsible for the cost of all tenant improvement allowances and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date, and Seller’s obligations with respect thereto shall survive the Closing.
(iii)    Tenant Rights Under Existing Leases. If, during the period between the Effective Date and the Closing Date, any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the term of the Lease, or expand its premises, any obligation for tenant improvement allowances and leasing commissions associated with the exercise of such option or right shall be prorated between Seller and Buyer in proportion to the ratio between the portion of the extended lease term (following the commencement of rental payments thereunder) resulting from the exercise of the option which occurs prior to the Closing Date and the portion thereof (following the commencement of rental payments thereunder) which occurs after the Closing Date.
(iv)    Post-Closing Extensions, Renewals, Modifications. If, on or after the Closing Date, any Tenant shall exercise an option or right under an existing Lease

Purchase and Sale Agreement

to renew the Lease, extend the term of the Lease, or expand its premises, any obligation for tenant improvement allowances and leasing commissions associated with the exercise of such option or right shall be the responsibility of Buyer.
14.Non-Consummation of the Transaction. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:
(a)    No Default. If the purchase and sale of the Property under this Agreement is not consummated for a reason other than a default by one of the Parties, then (i) the Title Company and each Party shall return to the depositor thereof the Earnest Money and all other funds and items which were deposited hereunder (except that Seller shall retain the Non-Refundable Payment); and (ii) Seller and Buyer shall each bear one-half of any Escrow cancellation charges. Any return of funds or other items by the Title Company or any Party as provided herein shall not relieve either Party of any liability it may have for its wrongful failure to close.
(b)    Default by Seller. If the transaction is not consummated as a result of a default by Seller, then Buyer, as its sole and only remedies hereunder, to the exclusion of all other potential remedies under this Agreement, at law or in equity, may either (i) terminate this Agreement by delivery of notice of termination to Seller, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Buyer, and (B) Seller shall pay to Buyer its Expense Reimbursement, in which case neither Party shall have any further rights or obligations hereunder other than those rights and obligations which expressly survive termination of this Agreement; or (ii) continue this Agreement pending Buyer’s action for specific performance, provided, however, that any such action for specific performance shall not include an action for damages and shall be filed and served by Buyer within thirty (30) days of the date which is the later of (x) the termination of this Agreement by Seller, or (y) the date on which Buyer has Actual Knowledge of the event or occurrence comprising the alleged default on the part of Seller, it being the intent of the Parties hereto that any failure of Buyer to meet the time deadline set for filing shall be deemed to be Buyer’s election to waive and relinquish any rights to enforce specific performance of this Agreement. In the event Buyer files an action for specific performance in accordance with subparagraph (ii) above and Seller prevails in such action, then in addition to its obligations under Section 15(l) below, Buyer shall be obligated to pay to Seller an amount equal to the Specific Performance Amount as liquidated damages in order to compensate Seller for actual costs, damages and losses, as well as lost opportunity costs, suffered by Seller due to its inability to sell the Property to a third party pending the resolution of Buyer’s specific performance action. Buyer acknowledges that the damages suffered by Seller due to a delay in selling the Property are difficult to determine and that the Specific Performance Amount has been agreed upon, after negotiation, as the parties’ reasonable estimate of such Seller’s damages. In no event shall Seller be liable to Buyer in connection with any breach or default on the part of Seller under this Agreement for any incidental, special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property. Notwithstanding anything to the

Purchase and Sale Agreement

contrary herein, Buyer on its own behalf and on behalf of its agents, members, partners, employees, representatives, officers, directors, agents, related and affiliated entities, successors and assigns (collectively, the “Buyer Parties”) hereby agrees that IN NO EVENT OR CIRCUMSTANCE SHALL ANY OF THE DIRECT OR INDIRECT MEMBERS, PARTNERS, EMPLOYEES, REPRESENTATIVES, OFFICERS, DIRECTORS, AGENTS, PROPERTY MANAGEMENT COMPANY, AFFILIATED OR RELATED ENTITIES OF SELLER OR SELLER’S PROPERTY MANAGEMENT COMPANY (COLLECTIVELY, THE “SELLER PARTIES”) HAVE ANY PERSONAL LIABILITY UNDER THIS AGREEMENT.
Buyer’s Initials
(c)    Default by Buyer. If the Closing does not occur as a result of a default by Buyer, then (i) Buyer shall pay all escrow cancellation charges, (ii) to the extent it has not previously been delivered to Seller, the Title Company shall deliver the Earnest Money to Seller as its full and complete liquidated damages and its sole and exclusive remedy for Buyer’s default (provided that this provision shall not limit the Seller’s right to enforce Buyer’s obligations pursuant to Sections 4(c), 15(f) and 15(l), and to obtain monetary damages from Buyer pursuant to those provisions above and beyond any amounts collected pursuant to this liquidated damages provision). If the transaction is not consummated because of a default by Buyer, the Earnest Money together with the interest accrued thereon shall be paid to and retained by Seller as liquidated damages. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ REASONABLE ESTIMATE OF SELLER’S DAMAGES (IN ADDITION TO ANY FEES AND COSTS TO WHICH SELLER IS ENTITLED UNDER SECTION 15(l)) AND AS SELLER’S EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER; PROVIDED, HOWEVER, NOTHING HEREIN SHALL RELIEVE BUYER OF THE INDEMNITY OBLIGATIONS OF BUYER UNDER SECTIONS 4(c) AND 15(f), WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. Notwithstanding anything to the contrary contained in this Section 14(c), in the event of (i) Buyer’s default under this Agreement, (ii) a termination of this Agreement by Buyer, or (iii) a termination of this Agreement by Seller as a result of a default on the part of Buyer, Seller shall have all remedies available at law or in equity if Buyer or any Person related to or affiliated with Buyer asserts any claims or right to the Property that (i) delays or prevents Seller from having clear, indefeasible, and marketable title to the Property or (ii) constitutes slander of title to the Property. In all other events, Seller’s remedies shall be limited to those described in this Section 14(c) and Sections 15(f) and 15(l) hereof. If Closing is consummated, Seller shall have all remedies available at law or in equity in the event Buyer fails to perform any obligation of Buyer under this Agreement.

Purchase and Sale Agreement

INITIALS: Seller _____ Buyer _____
15.Miscellaneous
(a)    Disclosure of Transaction. Except as may be permitted in Section 15(o) below, prior to Closing neither Party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby without the prior written consent of the other Party, which shall not be unreasonably withheld. Notwithstanding the foregoing, nothing herein shall limit or restrict any public announcement or notification which Seller or any Affiliate is required to make under the applicable provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder.
(b)    Possession. Possession of the Property shall be delivered to Buyer upon the Closing.
(c)    Force Majeure. Seller’s corporate headquarters are located in San Mateo, California. If during the term of this Agreement, there occurs a Force Majeure Event (a fire or other casualty, act of God, riot or other civil disturbance, or any other event out of the control of Seller that prevents Seller from having access to and use of its headquarters facility for the conduct of its operations), Seller shall have the right, exercisable by written notice to Buyer within five (5) Business Days of the date of the Force Majeure Event, to extend any period for Seller’s performance hereunder by a period of time equal to the time that Seller reasonably anticipates that it will be unable to use its headquarters, but not to exceed fourteen (14) days.
(d)    Tax Protest. If, as a result of any tax protest or otherwise, there is any refund or reduction of real property or other tax or assessment relating to the Property applicable to the period prior to Closing, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection and subject to the rights of Tenants under Leases as to any such refunds. To the extent any such tax protest or proceeding is ongoing as of the Closing, Seller shall have the right, but not the obligation, to continue to pursue such protest or proceeding following the Closing, but only to the extent that it applies to the pre-Closing tax periods.
(e)    Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) delivery of email on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. the recipient’s time (otherwise, the next following Business Day) (provided that such email contains in all uppercase letters the words “OFFICIAL NOTICE” in the subject line and generates no “out of office” receipt or other message that such delivery was ineffective or delayed), (ii) personal delivery, (iii) confirmed telecopy delivery on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. the recipient’s time (otherwise, the next following Business Day), (iv) one (1) Business Day after being deposited with Federal Express, DHL Worldwide Express or another reliable, nationally-recognized overnight courier service prior to the specified delivery deadline for next-day service, specifying an address to which such courier makes overnight deliveries, or (v) two (2) Business Days after being deposited in the United States

Purchase and Sale Agreement

mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either Party may from time to time specify in writing to the other. A notice, consent or approval sent in the above manner by counsel to a Party (whether or not identified below as a “copy to” recipient) shall constitute effective delivery of such notice, consent or approval and shall be binding on such Party as if sent by such Party.

If to Buyer:	If to Seller:

O.R.D.A. Corporation 15400 Knoll Trail, Suite 350 Dallas, Texas 75248 Attention: David Salomon Fax No. 972- 960-0627 Email: ordacorp@yahoo.com	TNP SRT WOODLAND WEST HOLDINGS, LLC c/o Glenborough, LLC 66 Bovet Road, Suite 100 San Mateo, CA 94402 Attention: Alan Shapiro Fax No. 650-343-9690 Email: alan.shapiro@glenborough.com

With a copy to:	with a copy to:
Colven, Tran & Meredith, PC 1401 Burnham Drive Plano, Texas 75093 Attention: Thomas J. Colven, III Fax No. (469) 533-0337 Email: tom@colvenandtran.com	TNP SRT WOODLAND WEST HOLDINGS, LLC c/o Glenborough LLC 66 Bovet Road, Suite 100 San Mateo, CA 94402 Attention: G. Lee Burns, Jr. Fax No. 650-343-9690 Email: chip.burns@glenborough.com

(f)    Brokers and Finder. Seller has engaged Seller’s Broker to act as Seller’s representative in this transaction, and Seller has sole responsibility for the payment of any amounts due to Seller’s Broker as a result of this transaction, pursuant to a separate written agreement. Buyer has engaged Buyer’s Broker as Buyer’s representative in this transaction. Any commission or finder’s fee due to Buyer’s Broker shall be paid by Buyer or pursuant to separate written agreement between Buyer’s Broker and Seller’s Broker. Except as set forth in the preceding sentences of this paragraph, neither Party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder’s fee in connection with the transactions contemplated in this Agreement. In the event that any broker or finder perfects a claim for a commission or finder’s fee based upon any such contact, dealings or communication, the Party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other Party from and against all liabilities, losses, costs and expenses (including reasonable attorneys’ fees) arising in connection with such claim for a commission or finder’s fee. The provisions of this subsection shall survive the Closing or the termination of this Agreement.

Purchase and Sale Agreement

(g)    Successors and Assigns. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, heirs, administrators and assigns. Seller acknowledges that Buyer intends to assign this Agreement to a newly created entity. Buyer shall have the right, with notice to Seller, but without Seller’s consent, to assign this Agreement to an Affiliate of Buyer at any time before the Closing Date. Buyer shall have no other right to assign this Agreement. Any such assignee(s) shall execute and deliver to Seller a written assignment prepared by Seller and reasonably acceptable to Buyer, pursuant to which such assignee assumes all obligations of Buyer, without releasing Buyer from any obligation hereunder.
(h)    Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.
(i)    Governing Law. The substantive Laws of the State in which the Property is located, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Agreement and the Transaction Documents.
(j)    Merger of Prior Agreements. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the Parties and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof.
(k)    Time for Performance. Any time deadlines contained herein shall be calculated by reference to calendar days unless otherwise specifically noted. In the event that any time periods for performance hereunder fall on a day that is not a Business Day, the date for performance shall be the next following Business Day.
(l)    Enforcement. If either Party fails to perform any of its obligations under this Agreement or if a dispute arises between the Parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.
(m)    Time of the Essence. THE TIME FRAMES AND DEADLINES FOR PERFORMANCE IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE TIME FRAMES AND DEADLINES SET FORTH IN SECTIONS 2, 3 AND 4 WITH RESPECT TO THE EARNEST MONEY, TITLE APPROVAL AND DILIGENCE REVIEW) HAVE BEEN NEGOTIATED BY THE PARTIES AND ARE A MATERIAL PART OF THE CONSIDERATION BETWEEN THE PARTIES. THE PARTIES HERETO AGREE THAT TIME IS OF THE ESSENCE WITH RESPECT TO THIS AGREEMENT,

Purchase and Sale Agreement

AND ALL OF THE TIME FRAMES AND DEADLINES SET FORTH IN THIS AGREEMENT.
INITIALS: Seller _____ Buyer _____
(n)    Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.
(o)    Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other, or in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property or the Seller, to Buyer’s investment bankers, investors, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of this transaction and/or as required by law.
(p)    Counterparts. This Agreement may be executed in counterparts or duplicate originals, each of which shall be deemed an original but all or which together shall constitute as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed and delivered by facsimile or electronic transmission and the Parties agree that such facsimile or electronic (e.g., pdf) execution and delivery shall have the same force and effect as delivery of an original document with original signatures, and that each Party may use such facsimile or electronic signatures as evidence of the execution and delivery of this Agreement by the Parties to the same extent that an original signature could be used.
(q)    Addenda, Exhibits and Schedules. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporated herein by this reference as though set forth herein in full. The Exhibits, Addenda and Schedules to this Agreement are:
Exhibit A – Deed
Exhibit B – Assignment and Assumption of Leases
Exhibit C – Bill of Sale
Exhibit D – Assignment and Assumption of Warranties and
Other General Intangibles
Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)
Exhibit F – Form of Tenant Estoppel
Exhibit G – Form of Seller Estoppel
Exhibit H – Form of Owner’s Title Affidavit

Addendum I – Definitions
Addendum II – Seller’s Representations and Warranties

Purchase and Sale Agreement

Schedule 1 – Due Diligence Materials
Schedule 2 – Description of Land
Schedule 3 – Assumed Service Contracts
Schedule 4 – Environmental Reports
Schedule 5 – Rent Roll
Schedule 6 – Exceptions to Seller Representations and Warranties

(r)    Construction. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same.
(s)    Tax Free Exchange. As an accommodation to Buyer, Seller agrees to cooperate with Buyer to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Buyer shall give Seller notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Seller shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Seller shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Seller shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Buyer indemnifies and agrees to hold Seller and each Seller Related Party harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange. As an accommodation to Seller, Buyer agrees to cooperate with Seller to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Seller shall give Buyer notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Buyer shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Buyer shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Buyer shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Seller indemnifies and agrees to hold Buyer harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange.
(t)    Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BUYER AND SELLER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ANY

Purchase and Sale Agreement

ACTIONS OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS TO BE DELIVERED BY THE OTHER PARTY AT CLOSING, AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT. Each party hereby authorizes and empowers the other to file this Section and this Agreement with the clerk or judge of any court of competent jurisdiction as a written consent to waiver of jury trial.

[Signatures on following page]

Purchase and Sale Agreement

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

SELLER:

TNP SRT WOODLAND WEST HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

BUYER:

ORDA CORP.,
a Texas corporation

By:
David Salomon, President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Purchase and Sale Agreement

First American Title Insurance Company

The undersigned executes this Agreement for the purpose of acknowledging its agreement to serve as escrow agent in accordance with the terms of this Agreement and to acknowledge receipt of a fully executed copy of the Agreement.

First American Title Insurance Company

By:    ________________________

Its:    ________________________

Purchase and Sale Agreement

EXHIBIT A

DEED

Upon recording, please return to:

SPECIAL WARRANTY DEED

TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) cash, and other good and valuable consideration this day paid by _____________________________, a ___________________________ (Grantee”), the receipt and sufficiency of which consideration are hereby confessed and acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY unto Grantee that certain real property more particularly described in Exhibit A attached hereto and made a part hereof (the “Property”).

The conveyance of the Property is made by Grantor and accepted by Grantee subject to (a) the matters herein stated, (b) the matters set forth on Exhibit B attached hereto and made a part hereof (the "Permitted Exceptions"), and (c) real estate taxes and standby fees for the year 201_ (which are assumed by Grantee).

THE PROPERTY IS CONVEYED TO AND ACCEPTED BY GRANTEE IN ITS “AS IS, WHERE IS, WITH ALL FAULTS”, CONDITION WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (EXCEPT THE SPECIAL WARRANTY OF TITLE SET FORTH IN THIS DEED), INCLUDING IMPLIED WARRANTIES OF FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR ANY OTHER WARRANTIES WHATSOEVER. GRANTEE ASSUMES ALL RISKS REGARDING ANY DEFECTS, DAMAGE OR ADVERSE CONDITIONS PERTAINING TO THE CONDITION OF THE PROPERTY, OR ANY LOSS, DIMINUTION IN VALUE, OR INJURY TO THE PROPERTY ARISING FROM ANY GOVERNMENTAL STATUTES, ORDINANCES, REGULATIONS, DECISIONS OR POLICIES PERTAINING TO THE PRESENT OR FUTURE CONDITION, USE, OCCUPANCY, OPERATIONS, MAINTENANCE, REPAIR, IMPROVEMENT, OWNERSHIP OR DISPOSITION OF THE PROPERTY OR ANY PART THEREOF. GRANTEE ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THAT CERTAIN PURCHASE AND SALE AGREEMENT FOR THE PROPERTY BY AND BETWEEN

Purchase and Sale Agreement
Exhibit A – Deed

846565.4

GRANTOR AND GRANTEE DATED AS OF ____________, 201_, (A) NEITHER GRANTOR NOR ANY OF ITS AGENTS HAVE MADE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, OF, AS TO, CONCERNING, OR WITH RESPECT TO, (i) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (ii) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH MAY BE CONDUCTED THEREON, (iii) THE COMPLIANCE OF OR BY THE PROPERTY WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY, (iv) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (v) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND (B) NEITHER GRANTOR NOR ANY OF ITS AGENTS HAVE MADE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS OR WARRANTIES REGARDING COMPLIANCE OF THE PROPERTY WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS, REQUIREMENTS, OR REGARDING LIABILITIES UNDER COMMON LAW, INCLUDING THOSE PERTAINING TO HAZARDOUS MATERIALS, AS DEFINED BELOW, OR THE DISPOSAL OR EXISTENCE IN, ON, OR UNDER THE PROPERTY, OR ANY ADJACENT PROPERTIES, OF ANY HAZARDOUS MATERIALS. GRANTEE ACKNOWLEDGES THAT GRANTOR HAS AFFORDED GRANTEE A FULL OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS OF THE PROPERTY AS GRANTEE DEEMS NECESSARY TO SATISFY GRANTEE AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NON EXISTENCE OF, OR THE NECESSITY FOR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO, ANY HAZARDOUS MATERIALS ON OR DISCHARGED FROM THE PROPERTY. GRANTEE ASSUMES THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL OR CONSTRUCTION DEFECTS OR ADVERSE ENVIRONMENTAL, HEALTH OR SAFETY CONDITIONS, MAY NOT HAVE BEEN REVEALED BY GRANTEE’S INSPECTIONS AND INVESTIGATIONS.

GRANTEE, FOR ITSELF AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES, ACQUITS AND FOREVER DISCHARGES GRANTOR AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS FROM ALL CLAIMS, CAUSES OF ACTION, DEMANDS, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEY’S FEES AND DISBURSEMENTS WHETHER SUIT IS INSTITUTED OR NOT) WHICH GRANTEE HAS OR MAY HAVE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF THE PROPERTY OR ANY OF ITS CONSTITUENT ELEMENTS (INCLUDING THE LAND, THE IMPROVEMENTS, THE PERSONAL PROPERTY, THE GENERAL INTANGIBLES, THE LEASES OR THE CONTRACTS), INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO (I) ALL MATTERS DESCRIBED IN THIS DEED, ABOVE AS ACCEPTED BY GRANTEE IN “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION, (II) THE STRUCTURAL AND PHYSICAL CONDITION OF THE PROPERTY OR ITS SURROUNDINGS, (III) THE FINANCIAL CONDITION OF THE OPERATION OF THE PROPERTY EITHER BEFORE OR AFTER THE

Purchase and Sale Agreement
Exhibit A – Deed

846565.4

CLOSING DATE, (IV) ANY LAW, ORDINANCE, RULE, REGULATION, RESTRICTION OR LEGAL REQUIREMENT WHICH IS NOW OR MAY HEREAFTER BE APPLICABLE TO THE PROPERTY, (V) THE FINANCIAL CONDITION OR STATUS OF ANY TENANT OR TENANCY FOR THE PROPERTY, (VI) THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PRESENCE, DISCOVERY OR REMOVAL OF ANY HAZARDOUS MATERIALS IN, AT, ABOUT OR UNDER THE PROPERTY OR THE APPLICABILITY TO THE PROPERTY OF ANY ENVIRONMENTAL LAWS, AS SUCH ACTS MAY BE AMENDED FROM TIME TO TIME, OR ANY OTHER FEDERAL, STATE OR LOCAL STATUTE OR REGULATION RELATING TO ENVIRONMENTAL CONTAMINATION AT, IN OR UNDER THE PROPERTY, OR (VII) ANY OTHER CONDITIONS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL AND OTHER PHYSICAL CONDITIONS, AFFECTING THE PROPERTY WHETHER THE SAME ARE A RESULT OF NEGLIGENCE OR OTHERWISE, INCLUDING SPECIFICALLY, BUT WITHOUT LIMITATION, ANY CLAIM FOR INDEMNIFICATION OR CONTRIBUTION ARISING UNDER ENVIRONMENTAL LAWS, WHETHER ARISING BASED ON EVENTS THAT OCCURRED BEFORE, DURING, OR AFTER GRANTOR’S PERIOD OF OWNERSHIP OF THE PROPERTY AND WHETHER BASED ON THEORIES OF INDEMNIFICATION, CONTRIBUTION OR OTHERWISE. THE RELEASE SET FORTH IN THIS SECTION SPECIFICALLY INCLUDES, WITHOUT LIMITATION, ANY CLAIMS UNDER ENVIRONMENTAL LAWS OR UNDER THE AMERICANS WITH DISABILITIES ACT OF 1990, AS ANY OF THOSE LAWS MAY BE AMENDED FROM TIME TO TIME AND ANY REGULATIONS, ORDERS, RULES OF PROCEDURES OR GUIDELINES PROMULGATED IN CONNECTION WITH SUCH LAWS, REGARDLESS OF WHETHER THEY ARE IN EXISTENCE ON THE DATE OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, GRANTOR SHALL REMAIN LIABLE FOR, AND GRANTEE DOES NOT WAIVE OR RELEASE CLAIMS BASED ON FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF GRANTOR. GRANTEE SHALL NOT MAKE OR INSTITUTE ANY CLAIMS AGAINST GRANTOR OR ITS AGENTS, AFFILIATES, SUCCESSORS OR ASSIGNS WHICH ARE INCONSISTENT WITH THE FOREGOING. GRANTEE AGREES THAT THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS. THIS RELEASE INCLUDES CLAIMS OF WHICH GRANTEE IS PRESENTLY UNAWARE OR WHICH GRANTEE DOES NOT PRESENTLY SUSPECT TO EXIST, WHICH IF KNOWN BY GRANTEE, WOULD MATERIALLY AFFECT GRANTEE’S RELEASE TO GRANTOR. IN THIS CONNECTION AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTEE AGREES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND GRANTEE FURTHER AGREES AND ACKNOWLEDGES THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT GRANTEE NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE, AND ACQUIT GRANTOR AND ITS AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES EXCEPT TO

Purchase and Sale Agreement
Exhibit A – Deed

846565.4

THE EXTENT CAUSED BY FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF GRANTOR. GRANTEE ACKNOWLEDGES THAT GRANTEE HAS CAREFULLY REVIEWED THIS DEED AND DISCUSSED ITS IMPORT WITH LEGAL COUNSEL AND THAT THE PROVISIONS OF THIS DEED ARE A MATERIAL PART OF THE AGREEMENT WITH GRANTOR.
For purposes hereof, “Hazardous Materials” means “Hazardous Substance,” “Pollutant or Contaminant,” and “Petroleum” and “Natural Gas Liquids,” as those terms are defined or used in Section 101 of CERCLA, and any other substances regulated, or that in the future become regulated, under any federal, state, or local law, including, without limitation, statues, ordinances, rules, and orders, because of their effect or potential effect on public health or the environment, including, without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, infectious materials, and biological matter, including, without limitation, mold, mildew and fungi. “Environmental Laws” means all federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself, its successors and assigns, to warrant and forever defend, all and singular, the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to (a) the Permitted Exceptions and the matters herein stated, and (b) taxes and standby fees for the year 201_, which have been assumed by Grantee.

Grantor, for the same consideration and subject to the Permitted Exceptions, grants, sells, and conveys to Grantee, without express or implied warranty, the strips or gores, if any, between the Property and abutting properties and land lying in or under any public thoroughfare, opened or proposed, abutting or adjacent to the Property, together with all and singular the rights and appurtenances thereto in any way belonging, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. All warranties that might arise by common law as well as the warranties in section 5.023 of the Texas Property Code (or its successor) are excluded as to the property conveyed by this paragraph.

EXECUTED on the dates of the acknowledgments below to be effective as of this ____ day of ________________, 201_.

[Signature on following page]

Purchase and Sale Agreement
Exhibit A – Deed

846565.4

Signed, sealed and delivered in the presence of:	TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited liability company By:________________________________________ Name: Title:

Purchase and Sale Agreement
Exhibit A – Deed

846565.4

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of                 )
)    ss.
County of                )

On                        , before me,                         (here insert name and title of officer), personally appeared                                     , who signed the above-referenced Instrument in my presence and who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person (s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct.

WITNESS my hand and official seal.

________________________________            [Seal]

Purchase and Sale Agreement
Exhibit A – Deed
Acknowledgment

846565.4

EXHIBIT A
TO LIMITED WARRANTY DEED

REAL PROPERTY DESCRIPTION

Real property in the City of Arlington, County of Tarrant, State of Texas, described as follows:

TRACT 1 (FEE SIMPLE)

BEING Lots 3-R-5A, and Lot 5-R-A1, of Woodlands West Shopping Center, on addition to the City of Arlington, Tarrant County, Texas, according to the plot thereof recorded in Cabinet A, Slide 3671, Plat Records, Tarrant County, Texas, as corrected by Affidavit filed 02/06/2012, recorded in cc# D212028031, Real Property Records, Tarrant County, Texas.

TRACT 2 (NON-EXCLUSIVE EASEMENT)

Non-exclusive easement created pursuant to Agreement by and between Robert S. Folsom and Metropolitan Savings and Loan Association dated 06/13/1977 and recorded in Volume 6259, Page 297, Real Property Records, Tarrant County, Texas and re-recorded in Volume 6306, Page 737, Real Property Records, Tarrant County, Texas.

TRACT 3 (NON-EXCLUSIVE EASEMENT)

Non-exclusive easement created pursuant to Reciprocal Easement Agreement by and between Massachusetts Mutual Life insurance Company and The City of Arlington, dated 04/16/1996, filed for record 04/22/1996 and recorded in Volume 12338, Page 868, Real Property Records, Tarrant County, Texas.

Purchase and Sale Agreement
Exhibit A – Deed
Exhibit A – Real Property Description

846565.4

EXHIBIT B
TO SPECIAL WARRANTY DEED

PERMITTED EXCEPTIONS

1.	Taxes and special assessments, for the year 201_ and thereafter, none now due and payable. Parcel No. _____________________.

2.
[ALL MATTERS DISCLOSED IN THE PRELIMINARY REPORT, AND ANY NEW EXCEPTIONS, WHETHER OR NOT ENDORSED OVER OR AFFIRMATIVELY INSURED BY THE TITLE COMPANY, EXCEPT FOR THOSE MATTERS SELLER IS OBLIGATED TO REMOVE].

3.	The following matters disclosed by a survey of the Property made by _______________. dated ____________________, designated Job No. ______________:

A)	[TO COME]

4.	[MATTERS DESCRIBED IN THE PRECEDING SPECIAL WARRANTY DEEDS UNDER WHICH SELLER AND ITS PREDECESSOR IN INTEREST OBTAINED TITLE].

Purchase and Sale Agreement
Exhibit A – Deed
Exhibit B – Permitted Exceptions

846565.4

EXHIBIT B
ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”) dated as of __________, 201_, is entered into by and between TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited liability company (“Assignor”), and ____________________________ a _________________________ (“Assignee”).
W I T N E S S E T H:
WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property located at 2613-2833 W. Park Row Drive and 1112-01226 S. Bowen Road, in the City of Arlington, County of Tarrant, State of Texas (the “Property”), as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the “Leases”); and
WHEREAS, Assignor has entered into that certain Purchase and Sale Agreement (the “Agreement”) by which title to the Property is being transferred to Assignee; and
WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;
NOW, THEREFORE, in consideration of the promises and conditions contained herein, the Parties hereby agree as follows:
1.Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases, and any guarantees related thereto, and Assignee hereby accepts such assignment and agrees to assume the obligations of Landlord under the Leases; provided, however, Assignor hereby indemnifies and holds Assignee harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignor as Landlord under the Leases occurring before the date of this Assignment. Assignee hereby indemnifies and holds Assignor harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignee as Landlord under the Leases occurring on or after the date of this Assignment. Notwithstanding the foregoing, if Assignee acquires the Property and any Tenant Estoppel delivered to Assignee on or before the Closing identifies any event, occurrence or matter (whether or not characterized as a breach, default or failure to perform on the part of Assignor) as to which Assignor is or would be required to indemnify Assignee hereunder if such event, occurrence or matter would, with the passage of time or notice or both, constitute a breach, default or failure to perform under such Lease on the part of Assignor, Assignor shall not be responsible for, or obligated to indemnify Assignee for, any such event, occurrence or matter or the resulting breach, default or failure to perform.

    Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases

846565.4

2.If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment and such attorneys’ fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.
3.This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns.
4.The substantive laws of the State in which the Property is located, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.
5.This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.

[Signatures on following page]

    Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases

846565.4

IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

TNP SRT WOODLAND WEST HOLDINGS, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

ASSIGNEE:

,
a

By:    [EXHIBIT – DO NOT SIGN]
Name:
Title:

    Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases

846565.4

EXHIBIT A
TO ASSIGNMENT AND ASSUMPTION OF LEASES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases
Exhibit A – Real Property Description

846565.4

SCHEDULE 1
TO ASSIGNMENT AND ASSUMPTION OF LEASES

RENT ROLL

Purchase and Sale Agreement
Exhibit B – Assignment and Assumption of Leases
Schedule 1 – Rent Roll

846565.4

EXHIBIT C

BILL OF SALE

For good and valuable consideration the receipt of which is hereby acknowledged, TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited liability company (“Transferor”), does hereby sell, transfer, and convey to _________________________, a _________________ (“Transferee”) all personal property owned by Transferor and located on or located in or used in connection with the Real Property commonly known as “Woodland West Marketplace” located at 2613-2833 W. Park Row Drive and 1112-01226 S. Bowen Road, in the City of Arlington, County of Tarrant, State of Texas, including, without limitation, those items described in Schedule 1 attached hereto (collectively, the “Personal Property”), pursuant to that certain Purchase and Sale Agreement between Transferor and Transferee for the purchase and sale of the Real Property (the “Agreement”). Transferor is conveying the Personal Property to Transferee free and clear of free of any lien or encumbrance thereon except as previously disclosed to and accepted by Transferee. Capitalized terms used but not defined in this Bill of Sale have the meaning given to such terms in the Agreement.

Transferor makes no representation or warranty regarding the condition, merchantability, fitness or usefulness of the Personal Property, and Transferee acknowledges and agrees that it is acquiring the Personal Property in its AS-IS, WHERE-IS, WITH ALL FAULTS CONDITION, WITHOUT WARRANTY, EITHER EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, IT BEING THE INTENTION OF TRANSFEROR AND TRANSFEREE EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, OR BY ANY SAMPLE OR MODEL THEREOF, AND ALL OTHER WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE TEXAS UNIFORM COMMERCIAL CODE.

This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Transferor and Transferee.

The substantive laws of the State in which the Property is located, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Bill of Sale.

This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

Dated: ____________________, 201_.

[Signatures on following page]

Purchase and Sale Agreement
Exhibit C – Bill of Sale

846565.4

TRANSFEROR:

TNP SRT WOODLAND WEST HOLDINGS, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

TRANSFEREE:

,
a

By:    [EXHIBIT – DO NOT SIGN]
Name:
Title:

Purchase and Sale Agreement
Exhibit C – Bill of Sale

846565.4

SCHEDULE 1
TO BILL OF SALE

PERSONAL PROPERTY

Purchase and Sale Agreement
Exhibit C – Bill of Sale
Schedule 1 – Personal Property

846565.4

EXHIBIT D

ASSIGNMENT AND ASSUMPTION OF WARRANTIES AND OTHER GENERAL INTANGIBLES

This Assignment and Assumption of Warranties and Other General Intangibles (“Assignment”) is made and entered into as of ________, 201_, by TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited liability company (“Assignor”), to _________________________, a ________________ (“Assignee”), pursuant to that certain Purchase and Sale Agreement (the “Agreement”) between Assignor and Assignee relating to the real property owned by Assignor commonly known as “Woodland West Marketplace” and located at 2613-2833 W. Park Row Drive and 1112-01226 S. Bowen Road, in the City of Arlington, County of Tarrant, State of Texas. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.
1.    For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:
(a)    all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, “Warranties”); provided however, that to the extent there are any third party costs, expenses or fees in connection with the assignment of any Warranties, including, without limitation, reliance fees or transfer fees, Seller shall not be obligated to assign such Warranties to Buyer unless Buyer pays all such costs, expenses and fees;
(b)    any General Intangibles (as defined in the Agreement); and
(c)    any Service Contracts (as defined in the Agreement).
Assignor and Assignee further hereby agree and covenant as follows:
2.    Effective as of the Closing Date, Assignee hereby assumes all of Assignor’s obligations under the Warranties, General Intangibles and Service Contracts and agrees to indemnify, protect and defend Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees and costs and court costs, originating on or subsequent to the Closing Date and arising out of failure on the part of Assignee to perform the obligations of owner under the Service Contracts requiring performance on or after the Closing Date.
3.    If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Warranties and Other General Intangibles

846565.4

any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys, fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.
4.    Assignor hereby covenants that Assignor will, at any time and from time to time, upon written request therefor, execute and deliver to Assignee any new or confirmatory instruments which Assignee may reasonably request in order to fully assign, transfer to and vest in Assignee, and to protect Assignee’s right, title and interest in and to, any of the items assigned herein or to otherwise realize upon or enjoy such rights in and to those items.
5.    This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns.
6.    The substantive laws of the State in which the Property is located, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.
7.    This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signatures on following page]

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Warranties and Other General Intangibles

846565.4

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

TNP SRT WOODLAND WEST HOLDINGS, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

ASSIGNEE:

,
a

By:    [EXHIBIT – DO NOT SIGN]
Name:
Title:

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Warranties and Other General Intangibles

846565.4

EXHIBIT A
TO
ASSIGNMENT AND ASSUMPTION OF WARRANTIES
AND OTHER GENERAL INTANGIBLES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Warranties and Other General Intangibles
Exhibit A – Real Property Description

846565.4

SCHEDULE 1
TO
ASSIGNMENT AND ASSUMPTION OF WARRANTIES
AND OTHER GENERAL INTANGIBLES

WARRANTIES

Purchase and Sale Agreement
Exhibit D – Assignment and Assumption of Warranties and Other General Intangibles
Schedule 1 – Warranties

EXHIBIT E

CERTIFICATE OF TRANSFEROR
OTHER THAN AN INDIVIDUAL
(FIRPTA AFFIDAVIT)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform _______________________________, a __________________________, the transferee of certain real property commonly known as “Woodland West Marketplace” and located at 2613-2833 W. Park Row Drive and 1112-01226 S. Bowen Road, in the City of Arlington, County of Tarrant, State of Texas, that withholding of tax is not required upon the disposition of such U.S. real property interest by TNP SRT Woodland West Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of _______________________, LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.    Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.    Transferor is not a disregarded entity as defined in Income Tax Regulations §1.1445-2(b)(2)(iii);

3.    Transferor’s U.S. employer identification number is __________; and

4.	Transferor’s office address is: c/o Glenborough, LLC
66 Bovet Road, Suite 100
San Mateo, California 94402

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: ______________________, 201_.

[EXHIBIT – DO NOT SIGN]

on behalf of:
___________________________, LLC,
a Delaware limited liability company

Purchase and Sale Agreement
Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)

EXHIBIT F

FORM OF TENANT ESTOPPEL

                         (“Tenant”) hereby certifies as follows:

1.The undersigned is the Tenant under that certain Lease dated                      (as amended and supplemented by the following instruments:
_______________________________________________________
_______________________________________________________
_______________________________________________________

(collectively, the “Lease”), between TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited partnership and successor in interest to ______________________ (“Landlord”) as landlord and Tenant covering a portion of the property commonly known as “Woodland West Marketplace” located at 2613-2833 W. Park Row Drive and 1112-01226 S. Bowen Road, in the City of Arlington, County of Tarrant, State of Texas (the “Property”). There are no amendments, modifications or supplements to the Lease, whether oral or written, except for those set forth in this Section 1.

2.Pursuant to the Lease, Tenant has leased approximately ______ rentable square feet of space (the “Premises”) at the Property. The term of the Lease terminates on                 .

3.As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

a.	The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [_____] per month.

b.	Percentage rent (“Percentage Rent”), if any, due under the Lease has been paid through [ ] and the amount of Percentage Rent for [ ] was [ ].

c.	Common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease are currently in the amount of $ per month.

d.	Tenant has paid to Landlord a security deposit of $ (none, if no figure inserted).

4.No prepayments of rentals due under the Lease have been made for more than one month in advance.

Purchase and Sale Agreement
Exhibit F – Form of Tenant Estoppel

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5.Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property, except as follows (if none, so state): [        ].

6.All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): [        ].

7.To the best of Tenant’s knowledge, Landlord is not in material default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

8.There are no current offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant applicable to the portion of the term of the Lease arising from and after the date hereof, except as expressly set forth in the Lease.

9.Tenant has not subleased or allowed any third party to occupy any part of the Premises.

10.Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state):         .

11.None of the following have been done by, against, or with respect to Tenant: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of the property of Tenant generally; or (c) an assignment for the benefit of creditors generally. There are no actions, voluntary or otherwise, pending or, to the best knowledge of the Tenant, threatened against the Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

This certificate is given to                          and its successors and assigns (collectively, “Buyer”), with the understanding that Landlord, Buyer and Buyer’s lenders, successors and assigns will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part.

[Signature on following page]

Purchase and Sale Agreement
Exhibit F – Form of Tenant Estoppel

846565.4

TENANT:

Printed name of Tenant (exactly as appears on Lease)

By:
Print Name:
Print Title:
Date:

Purchase and Sale Agreement
Exhibit F – Form of Tenant Estoppel

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EXHIBIT G

FORM OF SELLER ESTOPPEL

To:    __________________________ (“Buyer”)

Re:    Lease Pertaining to ____________________________________ (the “Property”)

Ladies and Gentlemen:

The undersigned (“Seller”) hereby acknowledges that Buyer is entering into an agreement to acquire the Property. Seller further acknowledges the right of Buyer to rely upon the statements and representations of Seller contained in this Certificate and further acknowledges that Buyer will be acquiring the Property in material reliance on this Certificate. This Certificate shall survive Buyer’s acquisition of the Property for a period of six (6) months from the Closing and shall thereafter be null and void. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Purchase and Sale Agreement for the Property by and between Seller and Buyer.

Given the foregoing, Seller hereby certifies and represents to Buyer (and its lender, successors and assigns), with respect to the above-described Lease, that to the Actual Knowledge of Seller:

1.________________________ is the Tenant under that certain Lease dated                      (as amended and supplemented by the following instruments:
_______________________________________________________
_______________________________________________________
_______________________________________________________

(collectively, the “Lease”), between TNP SRT WOODLAND WEST HOLDINGS, LLC, a Delaware limited partnership and successor in interest to ___________________________ (“Landlord”) as landlord and Tenant covering a portion of the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except for those set forth in this Section 1.

2.Pursuant to the Lease, Tenant has leased approximately ______ rentable square feet of space (the “Premises”) at the Property. The term of the Lease terminates on                 .

3.As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

a.	The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [_____] per month.

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Exhibit G – Form of Seller Estoppel

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b.	Percentage rent (“Percentage Rent”), if any, due under the Lease has been paid through [ ] and the amount of Percentage Rent for [ ] was [ ].

c.	Common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease are currently in the amount of $ per month.

d.	Tenant has paid to Landlord a security deposit of $ (none, if no figure inserted).

4.No prepayments of rentals due under the Lease have been made for more than one month in advance.

5.Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property, except as follows (if none, so state): [        ].

6.All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): [        ].

7.Landlord is not in material default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

8.There are no current offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant applicable to the portion of the term of the Lease arising from and after the date hereof, except as expressly set forth in the Lease.

9.Tenant has not subleased or allowed any third party to occupy any part of the Premises.

10.Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state):         .

11.None of the following have been done by, against, or with respect to Tenant: (a) the commencement of a case under Title 11 of the U.S. Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (b) the appointment of a trustee or receiver of the property of Tenant generally; or (c) an assignment for the benefit of creditors generally. There are no actions, voluntary or otherwise, pending or, to the best knowledge of the Tenant, threatened against the Tenant under the bankruptcy, reorganization, moratorium or similar laws of the United States, any state thereof or any other jurisdiction.

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Exhibit G – Form of Seller Estoppel

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This certificate is given to Buyer with the understanding that Buyer and Buyer’s lenders, successors and assigns will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part.

SELLER:

TNP SRT WOODLAND WEST HOLDINGS, LLC,
a Delaware limited liability company

By:     [EXHIBIT – DO NOT SIGN]
Name:
Title:

Purchase and Sale Agreement
Exhibit G – Form of Seller Estoppel

846565.4

EXHIBIT H

FORM OF OWNER’S TITLE AFFIDAVIT

AFFIDAVIT AS TO DEBTS AND LIENS AND PARTIES IN POSSESSION
(ENTITY OWNER)
File #: NCS-________-SM
SUBJECT PROPERTY: Woodland West, Arlington, TX, and being more fully described in the title commitment for the referenced NCS-_____________-SM (the “Property”).
OWNER: _______________________________ (“Owner”)
SALE TO:_______________________________ (“Buyer”)

THE STATE OF ________________
COUNTY OF __________________

     BEFORE ME, the undersigned authority, on this day personally appeared the undersigned Affiant, personally known to me to be the person whose name is subscribed hereto and upon oath deposes and says that, to the best knowledge and belief of Affiant:

1.	To the best knowledge and belief of Affiant:
a. The charges for all labor and materials that may have been furnished to the Property or to the improvements thereon at the request of Owner have been fully paid.
b. All contracts to which Owner is a party for the furnishing of labor or materials to the Property or for improvements thereon have been completed and fully paid.
c. There are no security agreements or leases to which Owner is a party affecting any goods or chattels that have become attached, or that will at any later date become attached, to the Property or improvements thereon as fixtures that have not been fully performed and satisfied, which are not shown on the referenced title commitment.
d. There are no mortgages or deeds of trust of any kind against the Property, which are not shown on the referenced title commitment.
e. There are no brokers that have a written commission agreement with Owner under which a commission is claimed or earned and has not been paid related to the Property, which are not shown on the Owner-approved settlement statement.

2.	Affiant has no knowledge of a notice of change of use nor has Owner received written notice of change of use by the appraisal district with jurisdiction over the Property.

3.	The Property is currently being used for the operation of a retail shopping center, and Owner has received no written notice that the improvements upon the

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Exhibit H – Owner’s Title Affidavit

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Property and/or such use violates any restrictive covenants affecting the Property of which Affiant has knowledge.

4.
There are no proceedings involving Owner, or notice to Owner of any proceedings, by any agency or authority, public or private, that levies taxes or assessments, which, to the best knowledge of Affiant, are reasonably likely to result in an increase in taxes or assessments affecting the Property and which are not shown by the referenced title commitment.

5.
There are no Judgments, Federal Tax Liens, or State Tax Liens against Owner and/or the Property; Owner is not indebted to the State of Texas for any penalties or wages pursuant to a final order of the Texas Workforce Commission; and neither Owner nor the Property is subject to a claim under the Medicaid Estate Recovery Program.

6.
(a) All ad valorem and personal property taxes (if any), all “use” type business taxes (if any), including but not limited to hotel use and occupancy taxes, and all association/ maintenance type taxes or assessments (if any) that are applicable to the Property and that are currently due and payable have been paid or will be paid at closing and are shown on the Owner-approved settlement statement. (b) Any of the above referenced taxes which are the obligation of Owner and which have been prorated on the Owner-approved settlement statement are based on information approved by Owner.

7.
Owner is the only occupant of the Property, except the leases shown on the rent roll attached hereto as Exhibit A, which the undersigned certifies is a true and correct copy of Owner’s rent roll for the Property.

8.
There are no unrecorded contracts; deeds; mortgages; mechanic’s liens; options of any kind, including but not limited to options to purchase or lease (except the leases shown on the rent roll attached hereto as Exhibit A); rights of first refusal or requirements of prior approval of a future purchaser or occupant; rights of reentry; rights of reverter; or rights of forfeiture affecting the Property or improvements thereon, which are not shown on the referenced title commitment.

10.	No proceedings in bankruptcy or receivership have ever been instituted by or against Owner, and Owner has never made an assignment for the benefit of creditors.

11.	The Property has curb cut(s) and driveway(s) providing actual vehicular and pedestrian access which are open and in use.
The term “best knowledge and belief of Affiant”, or other references to the “knowledge” of Affiant means the current, actual knowledge of _______________ as of the date of this affidavit, upon due inquiry but without imputation of matters of record or constructive knowledge. The undersigned represents that _________________ is the person most likely to have current, actual knowledge of the matters described in this affidavit.
This affidavit is made to First American Title, as an inducement to them to complete the above referenced transaction, and Affiant realizes that First American Title is relying upon the representations contained herein. This affidavit does not constitute or contain

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Exhibit H – Owner’s Title Affidavit

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representations, warranties or statements on which Buyer or its lender may rely. Affiant does hereby swear under the penalties of perjury that the foregoing information is true and correct in all respects, to the best knowledge and belief of Affiant, and that Affiant is authorized to make this affidavit on behalf of Owner.
EXECUTED this _________ day of ________, 201_.

______________________________________

THE STATE OF

COUNTY OF

          Subscribed and sworn to before me this _______ of________, 2016, by __________________, _______________ of _____________________________

___________________________________
Notary Public, State of

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Exhibit H – Owner’s Title Affidavit

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ADDENDUM I

DEFINITIONS

Terms used in this Agreement shall have the meanings set forth below:

1.	2016 Reconciliation. As defined in Section 7(d)(v).

2.	2017 Stub Reconciliation. As defined in Section 7(d)(vi).

3.
Actual Knowledge of Buyer (or Buyer’s Actual Knowledge.) The knowledge of any Responsible Individual of Buyer, without duty of inquiry; provided that so qualifying Buyer’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Buyer herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Buyer or such Responsible Individual do not have but could have obtained through further investigation or inquiry, but shall include information provided by Seller to Buyer in writing (including the Due Diligence Materials).

4.
Actual Knowledge of Seller (or Seller’s Actual Knowledge.) The knowledge of any Responsible Individual of Seller, without duty of inquiry; provided that so qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Seller herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Seller or such Responsible Individual do not have but could have obtained through further investigation or inquiry.

5.
Additional Rents. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation, percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of Expenses, maintenance escalation rents or charges, cost of living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease.

6.
Affiliate. Any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person. An affiliate of a Person includes any officer, director, managing member, member or general partner, and any record or beneficial owner of more than 10% of any class of ownership interests in such Person.

7.	Agreement. This Agreement between Seller and Buyer, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference.

8.	Approval Date. The day on or prior to the end of the Due Diligence Period on which Buyer delivers its Approval Notice to Seller.

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9.	Approval Notice. Buyer’s notice delivered to Seller (if at all) under Section 4(l) of the Agreement.

10.	Assignment of Contracts. An Assignment and Assumption of Guaranties and Warranties and Other General Intangibles in the form attached to this Agreement as Exhibit D.

11.	Assignment of Leases. An Assignment and Assumption of Leases in the form attached to this Agreement as Exhibit B.

12.	Bill of Sale. A Bill of Sale in the form attached to this Agreement as Exhibit C.

13.
Business Day. Any day other than a Saturday, Sunday or holiday on which national banks located in the State in which the Property is located or in the State of California, are authorized or required by law to close for business.

14.	Buyer. The “Buyer” in the preamble to this Agreement.

15.
Buyer’s Agents. The employees, agents, contractors, consultants, officers, directors, representatives, managers and members of Buyer or its Affiliates, and such other Persons as are acting under the direction of, or on behalf of, Buyer or any Affiliate of Buyer.

16.	Buyer’s Broker. None.

17.	Buyer Closing Conditions. Conditions precedent to Buyer’s obligation to consummate this transaction, as set forth in Section 5(a).

18.	Cash. Immediately available funds to be paid by Buyer at the Closing, as provided in the Section entitled “Consideration”.

19.	Closing. The delivery of the Deed and the other documents required to be delivered hereunder and the payment of the Consideration.

20.
Closing Date. Forty-five (45) days after the delivery by Buyer of the Approval Notice; provided, Buyer shall have a one-time right to extend the Closing Date if, and only if, such extension is required by Buyer’s lender, for one additional twenty (20) day period upon timely delivery of an Extension Notice and concurrent delivery to the Escrow Holder of the Extension Deposit.

21.	Consideration. The purchase price for the Property payable by Buyer to Seller as described in the Section entitled “Consideration.”

22.
Contracts. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property.

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23.
Creditors’ Rights Laws. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity.

24.	Day. The term “day” used herein and not capitalized means a calendar day.

25.	Deed. A deed in the form attached to this Agreement as Exhibit A (with vendor’s lien assigned, if requested by Buyer).

26.	Due Diligence Materials. The materials described in Schedule 1 to this Agreement.

27.	Due Diligence Period. A period of time commencing on the Effective Date and ending at 5:00 p.m., Pacific Time, on the date that is twenty (20) days from Effective Date.

28.	Earnest Money. The aggregate of the Initial Earnest Money Deposit and the Remaining Earnest Money Deposit.

29.	Effective Date. The date set forth in the preamble to this Agreement.

30.	Environmental Laws. All federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials.

31.	Environmental Reports. All environmental reports and investigations relating to the Property which are available to Seller, which are listed on Schedule 4 to this Agreement.

32.	Existing Lender. JPMorgan Chase.

33.
Expenses. All operating expenses normal to the operation and maintenance of the Property, including without limitation: Property Taxes; current installments of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; and permits, licenses and inspection fees. Expenses shall not include expenses which are of a capital nature.

34.
Expense Reimbursement. That amount necessary to reimburse Buyer for all of its out-of-pocket, third-party costs and expenses related to the transactions contemplated by this Agreement, including, without limitation, to consultants and for third‐party reports, for legal fees incurred in connection with negotiating and entering into this Agreement, up to a maximum, in the aggregate, of Fifty Thousand and No/100ths Dollars ($50,000).

35.
Extension Deposit. The additional earnest money deposit(s) paid by Buyer concurrently with its delivery of an Extension Notice to Seller, in the amount of One Hundred Thousand and No/100ths Dollars ($100,000.00).

36.	Extension Notice. Written notice from Buyer to Seller of its exercise of the right to extend the Closing Date delivered no later than ten (10) days prior to the original, scheduled Closing

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Date and otherwise in accordance with the terms set forth under the defined term “Closing Date” in this Addendum I.

37.	Fixed Rents. The fixed periodic payments under any Lease.

38.
General Intangibles. All general intangibles relating to design, development, operation, management and use of the Real Property; all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of the Real Property; all engineering reports, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of Seller’s right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property.

39.
Hazardous Materials. Any substance which is (a) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, toxic substance, pollutant or contaminant under any federal or state law or regulation, (b) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (c) PCBs, (d) asbestos or asbestos-containing products, (e) a flammable explosive, (f) an infectious material, (g) a radioactive material, (h) a carcinogenic, or (i) a reproductive toxicant.

40.
Improvements. All buildings, parking lots, parking garages, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by Seller and constitute realty under the laws of the state in which the Land is located.

41.
Initial Earnest Money Deposit. The initial earnest money deposit(s) paid by Buyer pursuant to the Section entitled “Consideration,” in the amount(s) of Two Hundred Thousand and No/100ths Dollars ($200,000.00).

42.
Invasive Testing. Any physically intrusive, invasive or destructive testing or investigation (however characterized) of, on or under the Property or any portion or part thereof, for the presence or absence of Hazardous Materials, or for other purposes, including, without limitation, by (i) taking, sampling or testing groundwater or soils, (ii) air quality sampling or testing, or (iii) probing, cutting, penetrating, removing or otherwise disturbing any interior or exterior feature of the Land or Improvements in order to sample, test, observe or monitor normally inaccessible areas, components, features or systems.

43.	Land. The land described in Schedule 2 to this Agreement, together with all appurtenances thereto, including without limitation easements and mineral and water rights.

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44.
Laws. All Environmental Laws, zoning and land use laws, and other local, state and federal laws and regulations applicable to the Property, the Parties, and/or the transactions contemplated by this Agreement.

45.
Leases. The leases for the Tenants listed in the Rent Roll, together with any leases of all or any portion of the Real Property executed between the Effective Date and the Closing Date, and all amendments, modifications and guarantees thereof.

46.
Major Loss. Any damage or destruction to, or condemnation of, any Real Property as to which the cost to repair, or the value of the portion taken, as the case may be, exceeds Four Hundred Thousand and No/100ths Dollars ($400,000.00).

47.	Major Tenants. Randall’s Food and Drug LP (Tom Thumb), Goodyear Tire Center, Ameri-Tech Kidney Center, Anytime Fitness, Tuesday Morning and Petco.

48.
Material Damage Ceiling. Damage in the aggregate of Four Hundred Thousand and No/100ths Dollars ($400,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or covenant (on a cumulative basis and not per occurrence) by Seller hereunder.

49.
Material Damage Floor. Damage in excess of Eighty Thousand and No/100ths Dollars ($80,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or any breach of any covenant (on a cumulative basis and not per occurrence) by Seller hereunder.

50.	Minor Loss. Damage or destruction to, or condemnation of, any Real Property that is not a Major Loss.

51.	Monetary Liens. As defined in the Section entitled “Approval of Title.”

52.
New Exception. An exception to title to the Real Property that materially affects the condition of title to the Real Property and is not (i) included in or referenced in any preliminary report delivered to Buyer prior to the Approval Date, or in any exception document delivered to Buyer by the Title Company prior to the Approval Date, (ii) disclosed to Buyer in any of the Due Diligence Materials, (iii) shown on or referenced in the Survey, (iv) caused by Buyer or any of Buyer’s Agents, or (v) previously approved in writing by Buyer or any of Buyer’s Agents.

53.	Non-Refundable Payment. See Section 3(b).

54.	Parties. Buyer and Seller.

55.	Percentage Rents. Rents under any Lease based on a percentage of Tenant revenue, sales or income, or on the performance of the business of any Tenant.

56.	Permitted Exceptions. The Leases and the exceptions to title approved by Buyer during the Due Diligence Period, pursuant to the title review procedure set forth in the Agreement.

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57.	Person. An individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture or governmental authority.

58.
Personal Property. All of Seller’s right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property.

59.	Property. The Real Property, the Leases, the Personal Property, the General Intangibles, and the Contracts (excluding Contracts to be terminated by Seller pursuant to this Agreement).

60.	Property Taxes. As defined in Section 7(c)(ii)(c), entitled “Property Taxes.”

61.	Real Property. The Land and Improvements.

62.
Remaining Earnest Money Deposit. The additional earnest money deposit(s) paid by Buyer on or after the Approval Date pursuant to the Section entitled “Consideration”, in the amount of Two Hundred Thousand and No/100ths Dollars ($200,000.00)

63.	Rent Roll. The list of each of the Tenants under Leases as of the date of this Agreement, attached to this Agreement as Schedule 5.

64.	Rents. Fixed Rents and Percentage Rents.

65.	Required Tenants. The Major Tenant and other Tenants which along with the Major Tenant in the aggregate occupy eighty percent (80%) of the occupied rentable area of the Property.

66.	Responsible Individuals. With respect to Buyer: David Salomon; and with respect to Seller: Alan Shapiro.

67.	Seller. The “Seller” in the preamble to this Agreement.

68.
Seller Related Party. Seller, any Affiliate of Seller, and any of its or their respective shareholders, partners, members, managers, officers, directors, employees, contractors, agents, attorneys or other representatives of Seller.

69.	Seller’s Broker. Pierson Retail Advisors.

70.	Seller Closing Conditions. Conditions precedent to Seller’s obligation to consummate this transaction, as set forth in Section 5(b).

71.	Service Contracts. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like.

72.	SNDA. As defined in Section 8(d).

73.	SNDA Closing Condition Threshold. As defined in Section 8(d).

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74.	Specific Performance Amount. One Hundred Thousand and No/100ths Dollars ($100,000.00).

75.
Survey. That certain ALTA/NSPS Land Title Survey of the Property prepared under American National, LLC, by Blew & Associates, P.A. and signed by James Temple (Surveyor No. 6296), with a plat/map date of November 5, 2011, and a last revision date of November 9, 2016, and delivered to Buyer with the Due Diligence Materials.

76.	Tenant(s). Tenants under the Leases and listed on the Rent Roll.

77.
Tenant Estoppel(s). Estoppel certificates in the form attached to this Agreement as Exhibit F (or on such other form as may be prescribed in the Tenant Lease or otherwise permitted under this Agreement), to be provided by Seller as provided in the Section entitled “Tenant Estoppel(s).”

78.
Title Company. First American Title Insurance Company – National Commercial Services, at its office located at 2755 Campus Drive, Suite 125, San Mateo, CA 94403; Attention: Erwin J. Broekhuis, Commercial Escrow Officer, (650) 356-1729 (direct), email ebroekhuis@firstam.com.

79.	Title Policy. An owner’s standard coverage ALTA title policy, issued by Title Company in the amount of the Consideration, showing title vested in Buyer subject only to the Permitted Exceptions.

80.	Transaction Documents. The Deed, Bill of Sale, Assignment of Contracts, Assignment of Leases, and any and all other agreements entered into by the Parties in connection with the Closing.

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ADDENDUM II

SELLER’S REPRESENTATIONS AND WARRANTIES

Seller hereby represents and warrants to Buyer as follows:
A.Organization and Authorization
1.    Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the State in which the Property is located.
2.    Seller has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Seller which are to be delivered to Buyer at Closing have been duly executed and delivered by Seller and are or at the time of Closing will be the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.
3.    The individuals and entities executing this Agreement and the instruments referenced herein on behalf of Seller and its constituent entities, if any, have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.
4.    Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Seller’s organizational documents or to Seller’s Actual Knowledge any statute, regulation or rule, injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on Seller. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.
B.Property Condition, Use and Compliance
1.    Compliance with Laws. Except as set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, Seller has not received written notice that the use or operation of the Property is in violation of any applicable Laws.
2.    No Regulatory Proceedings. Except as set forth on Schedule 6 to this Agreement, to Seller’s Actual Knowledge, Seller has not received any written notice of any condemnation, environmental, zoning or other land-use regulation proceedings that have

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846565.4

been instituted, or are planned to be instituted, which directly identify any of the Property, nor has Seller received written notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which any Seller becomes aware prior to Closing.
3.    Environmental Matters. To the Actual Knowledge of Seller and except as set forth in the Due Diligence Materials, there are no Hazardous Materials on or under the Property in violation of Environmental Laws or which would require remediation or mitigation under Environmental Laws.
4.    Storage Tanks. To the Actual Knowledge of Seller there are no storage tanks (USTs or ASTs) on or under the Property.
5.    Mold Damage Remediation. To the Actual Knowledge of Seller, no Certificates of Mold Damage Remediation have been issued for the Property during the previous five (5) years (Tex. Occ. Code Ann. § 1958.154(b)).
C.The Leases
1.    Rent Roll. The Rent Roll attached hereto accurately reflects the material terms and conditions of the Leases in all material respects as of its date. Except as disclosed on the Rent Roll, to the Actual Knowledge of Seller, there are no other Tenants at the Property with Seller’s consent, and no Rents under any Lease have been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date.
2.    Security Deposits. The Rent Roll sets forth all cash security deposits held by Seller under the Leases. Seller has not received from any Tenant or any other Person written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Tenant Estoppels.
3.    Leases. Except as set forth in Schedule 6 to this Agreement: (i) the Leases for the Tenants shown on the Rent Roll have not been modified or amended except as set forth on the Rent Roll or the Due Diligence Documents; (ii) Seller has provided to Buyer complete copies of all of the Leases for the Tenants identified on the Rent Roll; (iii) to Seller’s Actual Knowledge, Seller is not in default under any such Lease and no Tenant has delivered written notice to Seller of a default on the part of Seller under its Lease, (iv) to Seller’s Actual Knowledge, no Tenant is in default under any such Lease, and (v) no Tenant has asserted in writing to Seller that Tenant has or is entitled to any defense or set-off against the payment of rent in connection with its Lease or has contested any tax, operating cost or other escalation payments or occupancy charges payable under its Lease. To the extent prior to the Closing Seller delivers a Tenant Estoppel as to any Lease, such Tenant Estoppel shall supersede and replace this Section C.3 and the representations of Seller in this Section C.3 shall not apply to such Lease or Tenant.

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846565.4

D.Other Matters
1.    No Litigation. Except as set forth on Schedule 6 to this Agreement there is no litigation pending or, to Seller’s Actual Knowledge, threatened: (i) against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of such Seller to perform its obligations under this Agreement; or (ii) by Seller against any Tenant. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware before Closing.
2.    No Contracts for Improvements. Except as set forth on Schedule 6 to this Agreement and in connection with any new leases executed after the Effective Date and prior to Closing, as of the Closing there are no outstanding written or oral contracts entered into by Seller for the provision of labor or materials which have not been fully paid or which Buyer has not expressly agreed to assume under the terms of this Agreement.
3.    Exhibits and Schedules. The Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein, provided, however, that as set forth in more detail in the Agreement, Seller makes no representation or warranty as to the completeness or accuracy of any materials contained in the Schedules that have been prepared by third parties unrelated to Seller.
4.    Seller Not a Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code.
5.    Patriot Act. Seller is not, nor is any person who owns a controlling interest in or otherwise controls Seller, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC, Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any OFAC Laws and Regulations; or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under any Executive Orders. Neither Seller nor any of its principals or affiliates is (x) a person or entity with which Buyer is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Seller, neither Seller nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

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846565.4

6.    Seller’s Due Diligence Materials. To the Actual Knowledge of Seller, the Due Diligence Materials delivered to Buyer pursuant to this Agreement are complete, true and correct copies of the Due Diligence Materials in Seller’s possession.
E.Miscellaneous
1.    Timeliness of Representations and Warranties. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.
2.    Materiality Limitation. Buyer shall not be entitled to any right or remedy for any inaccuracy in or breach of any representation, warranty or covenant under this Agreement or any conveyance document unless the amount of damages proximately caused thereby exceeds the Material Damage Floor, and in no event shall the damages for which Seller is liable hereunder for any such inaccuracies or breaches exceed in the aggregate the Material Damage Ceiling.
3.    Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective Parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective Parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of six (6) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of six (6) months. Any claim for breach of a representation and warranty given hereunder must be filed and served within such six (6) month period, or be deemed waived and released.

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Addendum II – Seller’s Representations and Warranties

846565.4

SCHEDULE 1

TNP SRT WOODLAND WEST HOLDINGS, LLC
DUE DILIGENCE MATERIALS

•	Land Title Survey

o	ALTA/NSPS Land Title Survey prepared by American National dated November 9, 2016

•	Aged Receivables

o	A/R as of December 31, 2016

•	CAM Recs

o	2017 CAM Pre Bills

o	2017 CAM Recovery Calculations

o	2016 CAM Rec Estimates

o	2015 CAM Recovery Schedules

o	2014 CAM Recovery Schedules

•	Certificates of Occupancy

•	Environmental

◦	Response Action Effectiveness Report prepared by NewFields dated December 15, 2016

◦	Phase I Environmental Site Assessment Report prepared by W&M Environmental Group, LLC, dated August 25, 2016

◦	Letter from Texas Commission on Environmental Quality dated August 11, 2016

◦	Letter from Texas Commission on Environmental Quality dated January 27, 2016

◦	Response Action Effectiveness Report prepared by NewFields, dated December 8, 2015

◦	Response Action Effectiveness Report prepared by NewFields dated December 4, 2014

◦	Response Action Effectiveness Report prepared by NewFields, dated December 12, 2013

◦	Woodland West Risk Evaluation, Subslab Vapor Monitoring, and Indoor Air Quality Assessment prepared by W&M Environmental Group, LLC, dated April 13, 2015

◦	Letter from Texas Commission on Environmental Quality dated February 12, 2015

◦	Addendum 1 to the Temporary Access Agreement (Groundwater Monitoring) dated October 4, 2012

◦	Agreement for Temporary Access to Property During Groundwater Monitoring Activities dated July 12, 2012

◦	Phase I Environmental Site Assessment prepared by AEI Environmental & Engineering, dated December 23, 2011

◦	Temporary Access Agreement (Groundwater Monitoring) dated January 9, 2007

◦	Phase I Environmental Site Assessment & Limited Phase II Subsurface Investigation prepared by Mantech Environmental Corporation dated March 28, 2001

◦	Limited Phase II Soil & Groundwater Investigation prepared by Mantech Environmental Corporation dated January 23, 2001

◦	Phase I Environmental Site Assessment prepared by TRC Environmental Corporation dated December, 1993

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Schedule 1 – Due Diligence Materials

846565.4

•	Leases

o	City of Arlington, Texas

▪	Maintenance Agreement dated October 15, 2013

▪	First Amendment to Maintenance Agreement dated October 1, 2014

▪	Second Amendment to Maintenance Agreement dated August 13, 2015

o	Alcoholics Anonymous/Arlington Group

▪	Shopping Center Lease dated November 28, 2000

▪	First Amendment to Lease dated January 25, 2008

▪	Second Amendment to Lease dated January 13, 2014

▪	Third Amendment to Lease dated January 28, 2015

o	CDVV Enterprises, LLC dba All Nails #1

▪	Retail Lease dated April 29, 2013

o	Ameri-Tech Kidney Center-Arlington, LLC

▪	Lease dated February 18, 2004

▪	Assignment and Assumption of Lease Agreement dated August 1, 2013

▪	First Amendment to Lease dated February 28, 2014

o	TexFit, LLC dba Anytime Fitness

▪	Retail Lease dated October 31, 2013

o	Bank of America, National Association

▪	Agreement of Lease dated July 31, 1990

▪	First Amendment to Lease dated October 31, 1995

▪	Second Amendment to Lease Agreement dated on or about May 8, 2000

▪	Third Amendment to Agreement of Lease dated June 29, 2005

▪	Amended and Restated Fourth Amendment to Agreement of Lease dated on or about July 19, 2010

▪	Fifth Amendment to Lease dated May 5, 2015

o	Greg Daniel, an individual dba Elite Designs, LLP

▪	Shopping Center Lease dated January 11, 2002

▪	First Amendment to Shopping Center Lease dated November 8, 2004

▪	Second Amendment to Shopping Center Lease dated January 26, 2009

▪	Third Amendment to Shopping Center Lease dated July 17, 2014

o	C. S. Lee Tire & Auto Service, Inc., dba Goodyear Tire Center

▪	Shopping Center Lease dated January 21, 2004

▪	First Amendment to Shopping Center Lease dated January 22, 2009

▪	Second Amendment to Shopping Center Lease dated April 27, 2011

▪	Third Amendment to Shopping Center Lease dated December 31, 2014

o	Tammy Cobb, an individual dba Heflin’s Hairport

▪	Shopping Center Lease dated April 26, 2006

▪	First Amendment to Shopping Center Lease dated April 30, 2011

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Schedule 1 – Due Diligence Materials

846565.4

▪	Second Amendment to Shopping Center Lease dated August 1, 2014

o	North Texas Nephrology Associates

▪	Lease dated February 18, 2004

▪	First Amendment to Lease dated January 30, 2014

o	Papa John’s USA, Inc.

▪	Shopping Center Lease dated December 4, 1997

▪	First Amendment to Shopping Center Lease dated October 23, 2002

▪	Second Amendment to Shopping Center Lease dated February 28, 2008

▪	Third Amendment to Shopping Center Lease dated July 22, 2011

o	Petco Southwest, Inc.

▪	Standard Form Lease dated December 19, 2013

o	Rupoll LLC dba Quizno’s

▪	Shopping Center Lease dated October 3, 2001

▪	Assignment of Lease dated May 31, 2004

▪	Assignment and Assumption and First Amendment to Shopping Center Lease dated March __, 2012

▪	Assignment and Assumption of Lease dated November 25, 2013

▪	Guaranty of Lease dated November 25, 2013

o	Randall’s Food & Drugs LP

▪	Shopping Center Pad Ground Lease dated April 9, 2007

▪	Notice of Option Exercise dated November 3, 2016

o	Randall’s Food & Drugs LP

▪	Build and Lease Agreement dated March 5, 1996

▪	First Lease Amendment dated September 30, 1997

▪	Second Lease Amendment dated April 9, 2007

o	Tuesday Morning, Inc.

▪	Lease dated October 8, 2008

▪	First Amendment to Lease dated January 27, 2014

o	United States Postal Service

▪	Lease dated January 6, 2010

▪	Exercise of Renewal Option dated May 13, 2014

o	Tony Vu and Mai Nguyen, individuals, dba VCM Smoke Shop

▪	Shopping Center Lease dated October 4, 1999

▪	First Amendment to Shopping Center Lease dated October 8, 2002

▪	Second Amendment to Shopping Center Lease dated February 28, 2007

▪	Assignment and Assumption and Third Amendment to Shopping Center Lease dated April 2011

▪	Fourth Amendment to Shopping Center Lease dated May 13, 2015

o	Long Hoang Nguyen, an individual dba Yoberry

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Schedule 1 – Due Diligence Materials

846565.4

▪	Retail Lease dated October 22, 2015

o	Cornerstone Martial Arts and Leadership Academy LLC

▪	Retail Lease dated January 11, 2016

•	Operating Statements

o	Operating Statement as of December 31, 2013

o	Operating Statement as of December 31, 2014

o	Operating Statement as of December 31, 2015

o	Operating Statement as of December 31, 2016

•	Property Taxes

o	Account:00007049323-2016 Tax Statement

o	Account: 00007049323-2015 Tax Statement

o	Account: 00007049323-2014 Tax Statement

o	Account: 00007049323-2013 Tax Statement

o	Account: 00007049331-2016 Tax Statement

o	Account: 00007049331-2015 Tax Statement

o	Account: 00007049331-2014 Tax Statement

o	Account: 00007049331-2014 Tax Statement

•	Rent Roll

o	Rent Roll dated January 1, 2017

•	Service Contracts

o	Excell Electric-Service Parking Light Inspections

o	Landmark Protective Services

o	Prestonwood Landscape-Landscape Contract

o	Prestonwood Landscape-Snow and Ice removal

o	Site Services Group-Janitorial

o	Bradford Management Company-Maintenance Agreement

o	NewFields-MNA Groundwater Monitoring

•	Tenant Sales

o	For years 2015 and 2016

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Schedule 1 – Due Diligence Materials

846565.4

SCHEDULE 2

DESCRIPTION OF LAND

TRACT 1 (FEE SIMPLE)

BEING Lots 3-R-5A, and Lot 5-R-A1, of Woodlands West Shopping Center, on addition to the City of Arlington, Tarrant County, Texas, according to the plot thereof recorded in Cabinet A, Slide 3671, Plat Records, Tarrant County, Texas, as corrected by Affidavit filed 02/06/2012, recorded in cc# D212028031, Real Property Records, Tarrant County, Texas.

TRACT 2 (NON-EXCLUSIVE EASEMENT)

Non-exclusive easement created pursuant to Agreement by and between Robert S. Folsom and Metropolitan Savings and Loan Association dated 06/13/1977 and recorded in Volume 6259, Page 297, Real Property Records, Tarrant County, Texas and re-recorded in Volume 6306, Page 737, Real Property Records, Tarrant County, Texas.

TRACT 3 (NON-EXCLUSIVE EASEMENT)

Non-exclusive easement created pursuant to Reciprocal Easement Agreement by and between Massachusetts Mutual Life insurance Company and The City of Arlington, dated 04/16/1996, filed for record 04/22/1996 and recorded in Volume 12338, Page 868, Real Property Records, Tarrant County, Texas.

Purchase and Sale Agreement
Schedule 2 – Description of Land

SCHEDULE 3

ASSUMED SERVICE CONTRACTS

[To be determined during the Due Diligence Period]

Purchase and Sale Agreement
Schedule 3 – Assumed Service Contracts

SCHEDULE 4

ENVIRONMENTAL REPORTS

Response Action Effectiveness Report prepared by NewFields dated December 15, 2016
Phase I Environmental Site Assessment Report prepared by W&M Environmental Group, LLC, dated August 25, 2016
Letter from Texas Commission on Environmental Quality dated August 11, 2016
Letter from Texas Commission on Environmental Quality dated January 27, 2016
Response Action Effectiveness Report prepared by NewFields, dated December 8, 2015
Response Action Effectiveness Report prepared by NewFields dated December 4, 2014
Response Action Effectiveness Report prepared by NewFields, dated December 12, 2013
Woodland West Risk Evaluation, Subslab Vapor Monitoring, and Indoor Air Quality Assessment prepared by W&M Environmental Group, LLC, dated April 13, 2015
Letter from Texas Commission on Environmental Quality dated February 12, 2015
Addendum 1 to the Temporary Access Agreement (Groundwater Monitoring) dated October 4, 2012
Agreement for Temporary Access to Property During Groundwater Monitoring Activities dated July 12, 2012
Phase I Environmental Site Assessment prepared by AEI Environmental & Engineering, dated December 23, 2011
Temporary Access Agreement (Groundwater Monitoring) dated January 9, 2007
Phase I Environmental Site Assessment & Limited Phase II Subsurface Investigation prepared by Mantech Environmental Corporation dated March 28, 2001
Limited Phase II Soil & Groundwater Investigation prepared by Mantech Environmental Corporation dated January 23, 2001
Phase I Environmental Site Assessment prepared by TRC Environmental Corporation dated December, 1993

Purchase and Sale Agreement
Schedule 4 – Environmental Reports

SCHEDULE 5
RENT ROLL

Page 1

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Woodland West Marketplace (pwoodlan)	**1112**	**Goodyear Tire Center (t0000402)**	**Retail Inline**	**8,000.00**	**04/01/2012**	**03/31/2017**	**60**	**4.75**	**5,000.00**	**0.62**	**60,000.00**	**7.50**	**3.64**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		1112		BLDG1	04/01/2015	03/31/2017	04/01/2015		8,000.00	1112 S. Bowen Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1112	RSF	8,000.00	04/01/2016	03/31/2017	5,000.00	0.62	60,000.00	7.50	0.00	60,000.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1112	RSF	8,000.00	04/01/2016	03/31/2017	5,000.00	0.62	60,000.00	7.50	0.00	60,000.00		
		CAM	CAM	1112	RSF	8,000.00	01/01/2017	03/31/2017	995.00	0.12	11,940.00	1.49	0.00	11,940.00		
		TAX	CAM	1112	RSF	8,000.00	01/01/2017	03/31/2017	1,435.00	0.17	17,220.00	2.15	0.00	17,220.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	04/01/2015	03/31/2017	04/01/2015	24	8,000.00			This tenant has no Options left after 3rd amendment expiring 3/31/2017					
Woodland West Marketplace (pwoodlan)	**1114**	**United States Postal Service (t0000411)**	**Retail Inline**	**2,933.00**	**06/01/2010**	**05/31/2020**	**120**	**6.58**	**2,083.25**	**0.71**	**24,999.00**	**8.52**	**0.00**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		1114		BLDG1	06/01/2015	05/31/2020	06/01/2015		2,933.00	1114 S. Bowen Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1114	RSF	2,933.00	06/01/2015	05/31/2020	2,083.25	0.71	24,999.00	8.52	0.00	24,999.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1114	RSF	2,933.00	06/01/2015	05/31/2020	2,083.25	0.71	24,999.00	8.52	0.00	24,999.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	06/01/2015	05/31/2020	06/01/2015	60	2,933.00								
Woodland West Marketplace (pwoodlan)	**1118**	**Elite Design, Inc. (t0000403)**	**Retail Inline**	**4,500.00**	**04/01/2010**	**03/31/2020**	**120**	**6.75**	**3,090.00**	**0.69**	**37,080.00**	**8.24**	**0.00**	**0.00**	**2,500.00**	**0.00**

Wednesday, January 25, 2017
08:35 AM

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Schedule 5 – Rent Roll

846565.4

Page 2

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		1118		BLDG1	04/01/2015	03/31/2020	04/01/2015		4,500.00	1118 S. Bowen Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1118	RSF	4,500.00	04/01/2016	03/31/2017	3,090.00	0.68	37,080.00	8.24	0.00	37,080.00		
		BRE	Rent	1118	RSF	4,500.00	04/01/2017	03/31/2018	3,182.70	0.70	38,192.40	8.48	0.00	38,192.40		
		BRE	Rent	1118	RSF	4,500.00	04/01/2018	03/31/2019	3,278.18	0.72	39,338.16	8.74	0.00	39,338.16		
		BRE	Rent	1118	RSF	4,500.00	04/01/2019	03/31/2020	3,376.53	0.75	40,518.36	9.00	0.00	40,518.36		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1118	RSF	4,500.00	04/01/2016	03/31/2017	3,090.00	0.68	37,080.00	8.24	0.00	37,080.00		
		* BRE	Rent	1118	RSF	4,500.00	04/01/2017	03/31/2018	3,182.70	0.70	38,192.40	8.48	0.00	38,192.40		
		* BRE	Rent	1118	RSF	4,500.00	04/01/2018	03/31/2019	3,278.18	0.72	39,338.16	8.74	0.00	39,338.16		
		* BRE	Rent	1118	RSF	4,500.00	04/01/2019	03/31/2020	3,376.53	0.75	40,518.36	9.00	0.00	40,518.36		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	04/01/2015	03/31/2020	04/01/2015	60	4,500.00								
Woodland West Marketplace (pwoodlan)	**1132**	**North Texas Nephrology PA (t0000405)**	**Retail Inline**	**3,080.00**	**07/01/2014**	**06/30/2024**	**120**	**2.50**	**2,245.83**	**0.73**	**26,949.96**	**8.75**	**3.58**	**0.00**	**4,620.90**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		1132		BLDG1	07/01/2014	06/30/2024	07/01/2014		3,080.00	1132 S. Bowen Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1132	RSF	3,080.00	07/01/2016	06/30/2019	2,245.83	0.72	26,949.96	8.75	0.00	26,949.96		
		BRE	Rent	1132	RSF	3,080.00	07/01/2019	06/30/2021	2,374.17	0.77	28,490.04	9.25	0.00	28,490.04		
		BRE	Rent	1132	RSF	3,080.00	07/01/2021	06/30/2024	2,502.50	0.81	30,030.00	9.75	0.00	30,030.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1132	RSF	3,080.00	07/01/2016	06/30/2019	2,245.83	0.72	26,949.96	8.75	0.00	26,949.96		
		CAM	CAM	1132	RSF	3,080.00	01/01/2017	06/30/2024	368.00	0.11	4,416.00	1.43	0.00	4,416.00		
		TAX	CAM	1132	RSF	3,080.00	01/01/2017	06/30/2024	552.00	0.17	6,624.00	2.15	0.00	6,624.00		
		* BRE	Rent	1132	RSF	3,080.00	07/01/2019	06/30/2021	2,374.17	0.77	28,490.04	9.25	0.00	28,490.04		

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Page 3

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		* BRE	Rent	1132	RSF	3,080.00	07/01/2021	06/30/2024	2,502.50	0.81	30,030.00	9.75	0.00	30,030.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	07/01/2014	06/30/2024	07/01/2014	120	3,080.00								
Woodland West Marketplace (pwoodlan)	**1138, 1139**	**Ameri-Tech KidneyCtr-Arlington (t0000397)**	**Retail Inline**	**9,240.00**	**07/01/2014**	**06/30/2024**	**120**	**2.50**	**7,315.00**	**0.79**	**87,780.00**	**9.50**	**3.56**	**0.00**	**10,710.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		1138		BLDG1	07/01/2014	06/30/2024	07/01/2014		7,140.00	1138 S. Bowen Road						
		1139		BLDG1	09/09/2014	06/30/2024	09/09/2014		2,100.00							
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1139	RSF	2,100.00	07/01/2016	06/30/2019	1,662.50	0.79	19,950.00	9.50	0.00	19,950.00		
		BRE	Rent	1138	RSF	7,140.00	07/01/2016	06/30/2019	5,652.50	0.79	67,830.00	9.50	0.00	67,830.00		
		BRE	Rent	1139	RSF	2,100.00	07/01/2019	06/30/2021	1,750.00	0.83	21,000.00	10.00	0.00	21,000.00		
		BRE	Rent	1138	RSF	7,140.00	07/01/2019	06/30/2021	5,950.00	0.83	71,400.00	10.00	0.00	71,400.00		
		BRE	Rent	1139	RSF	2,100.00	07/01/2021	06/30/2024	1,837.50	0.87	22,050.00	10.50	0.00	22,050.00		
		BRE	Rent	1138	RSF	7,140.00	07/01/2021	06/30/2024	6,247.50	0.87	74,970.00	10.50	0.00	74,970.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1139	RSF	2,100.00	07/01/2016	06/30/2019	1,662.50	0.79	19,950.00	9.50	0.00	19,950.00		
		BRE	Rent	1138	RSF	7,140.00	07/01/2016	06/30/2019	5,652.50	0.79	67,830.00	9.50	0.00	67,830.00		
		CAM	CAM	1139	RSF	2,100.00	01/01/2017	06/30/2024	249.00	0.11	2,988.00	1.42	0.00	2,988.00		
		CAM	CAM	1138	RSF	7,140.00	01/01/2017	06/30/2024	848.00	0.11	10,176.00	1.42	0.00	10,176.00		
		TAX	CAM	1139	RSF	2,100.00	01/01/2017	06/30/2024	374.00	0.17	4,488.00	2.13	0.00	4,488.00		
		TAX	CAM	1138	RSF	7,140.00	01/01/2017	06/30/2024	1,272.00	0.17	15,264.00	2.13	0.00	15,264.00		
		* BRE	Rent	1139	RSF	2,100.00	07/01/2019	06/30/2021	1,750.00	0.83	21,000.00	10.00	0.00	21,000.00		
		* BRE	Rent	1138	RSF	7,140.00	07/01/2019	06/30/2021	5,950.00	0.83	71,400.00	10.00	0.00	71,400.00		
		* BRE	Rent	1139	RSF	2,100.00	07/01/2021	06/30/2024	1,837.50	0.87	22,050.00	10.50	0.00	22,050.00		
		* BRE	Rent	1138	RSF	7,140.00	07/01/2021	06/30/2024	6,247.50	0.87	74,970.00	10.50	0.00	74,970.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	07/01/2014	06/30/2024	07/01/2014	120	7,140.00								
		Expansion	Activated	09/09/2014	06/30/2024	09/09/2014	118	2,100.00								

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Page 4

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Woodland West Marketplace (pwoodlan)	**1206**	**Bank of America (t0000395)**	**Retail Pad**	**4,248.00**	**11/01/2010**	**10/31/2025**	**180**	**6.16**	**8,659.12**	**2.04**	**103,909.44**	**24.46**	**3.47**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		1206		BLDG2	11/01/2015	10/31/2025	11/01/2015		4,248.00	1206 S. Bowen Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1206	RSF	4,248.00	11/01/2015	10/31/2020	8,659.12	2.03	103,909.44	24.46	0.00	103,909.44		
		BRE	Rent	1206	RSF	4,248.00	11/01/2020	10/31/2025	10,198.22	2.40	122,378.64	28.80	0.00	122,378.64		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1206	RSF	4,248.00	11/01/2015	10/31/2020	8,659.12	2.03	103,909.44	24.46	0.00	103,909.44		
		CAM	CAM	1206	RSF	4,248.00	01/01/2017	10/31/2025	468.00	0.11	5,616.00	1.32	0.00	5,616.00		
		TAX	CAM	1206	RSF	4,248.00	01/01/2017	10/31/2025	762.00	0.17	9,144.00	2.15	0.00	9,144.00		
		* BRE	Rent	1206	RSF	4,248.00	11/01/2020	10/31/2025	10,198.22	2.40	122,378.64	28.80	0.00	122,378.64		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	11/01/2015	10/31/2025	11/01/2015	120	4,248.00								
Woodland West Marketplace (pwoodlan)	**1226**	**Arlington Group/AA (t0000396)**	**Retail Inline**	**2,934.00**	**01/01/2014**	**01/31/2022**	**97**	**3.00**	**1,589.25**	**0.54**	**19,071.00**	**6.50**	**3.57**	**0.00**	**2,162.50**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		1226		BLDG1	02/01/2015	01/31/2022	02/01/2015		2,934.00	1226 S. Bowen Road						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1226	RSF	2,934.00	02/01/2015	01/31/2017	1,589.25	0.54	19,071.00	6.50	0.00	19,071.00		
		BRE	Rent	1226	RSF	2,934.00	02/01/2017	01/31/2019	1,711.50	0.58	20,538.00	7.00	0.00	20,538.00		
		BRE	Rent	1226	RSF	2,934.00	02/01/2019	01/31/2021	1,833.75	0.62	22,005.00	7.50	0.00	22,005.00		
		BRE	Rent	1226	RSF	2,934.00	02/01/2021	01/31/2022	1,956.00	0.66	23,472.00	8.00	0.00	23,472.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	1226	RSF	2,934.00	02/01/2015	01/31/2017	1,589.25	0.54	19,071.00	6.50	0.00	19,071.00		
		CAM	CAM	1226	RSF	2,934.00	01/01/2017	01/31/2022	347.00	0.11	4,164.00	1.41	0.00	4,164.00		
		TAX	CAM	1226	RSF	2,934.00	01/01/2017	01/31/2022	526.00	0.17	6,312.00	2.15	0.00	6,312.00		

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Page 5

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		* BRE	Rent	1226	RSF	2,934.00	02/01/2017	01/31/2019	1,711.50	0.58	20,538.00	7.00	0.00	20,538.00		
		* BRE	Rent	1226	RSF	2,934.00	02/01/2019	01/31/2021	1,833.75	0.62	22,005.00	7.50	0.00	22,005.00		
		* BRE	Rent	1226	RSF	2,934.00	02/01/2021	01/31/2022	1,956.00	0.66	23,472.00	8.00	0.00	23,472.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description			Notes				
		Renewal	Activated	02/01/2015	01/31/2022	02/01/2015	84	2,934.00								
Woodland West Marketplace (pwoodlan)	**2611**	**Randall's Store #3617 (t0000409)**	**Retail Anchor**	**58,834.00**	**06/25/1997**	**06/25/2022**	**300**	**19.58**	**36,771.25**	**0.62**	**441,255.00**	**7.50**	**0.88**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2611		BLDG3	06/25/1997	06/25/2022	06/25/1997		58,834.00	2611 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2611	RSF	58,834.00	06/26/2007	06/25/2017	36,771.25	0.62	441,255.00	7.50	0.00	441,255.00		
		BRE	Rent	2611	RSF	58,834.00	06/26/2017	06/25/2022	36,771.25	0.62	441,255.00	7.50	0.00	441,255.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2611	RSF	58,834.00	06/26/2007	06/25/2017	36,771.25	0.62	441,255.00	7.50	0.00	441,255.00		
		CAM	CAM	2611	RSF	58,834.00	01/01/2017	06/25/2022	4,317.00	0.07	51,804.00	0.88	0.00	51,804.00		
		* BRE	Rent	2611	RSF	58,834.00	06/26/2017	06/25/2022	36,771.25	0.62	441,255.00	7.50	0.00	441,255.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description			Notes				
		Original Lease	Activated	06/25/1997	06/25/2022	06/25/1997	300	58,834.00								
Woodland West Marketplace (pwoodlan)	**2613**	**Quizno's (t0000408)**	**Retail Inline**	**2,000.00**	**03/01/2012**	**02/28/2017**	**60**	**4.83**	**2,333.33**	**1.17**	**27,999.96**	**14.00**	**3.61**	**0.00**	**2,451.67**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2613		BLDG4	03/01/2012	02/28/2017	03/01/2012		2,000.00	2613 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2613	RSF	2,000.00	03/01/2016	02/28/2017	2,333.33	1.16	27,999.96	14.00	0.00	27,999.96		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2613	RSF	2,000.00	03/01/2016	02/28/2017	2,333.33	1.16	27,999.96	14.00	0.00	27,999.96		

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Tenancy Schedule I

Page 6

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		CAM	CAM	2613	RSF	2,000.00	01/01/2017	02/28/2017	246.00	0.12	2,952.00	1.47	0.00	2,952.00		
		TAX	CAM	2613	RSF	2,000.00	01/01/2017	02/28/2017	355.00	0.17	4,260.00	2.13	0.00	4,260.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description			Notes				
		Original Lease	Activated	03/01/2012	02/28/2017	03/01/2012	60	2,000.00								
Woodland West Marketplace (pwoodlan)	**2623**	**Heflin's Hairport (t0000401)**	**Retail Inline**	**1,851.00**	**10/01/2014**	**09/30/2019**	**60**	**2.25**	**1,851.00**	**1.00**	**22,212.00**	**12.00**	**3.62**	**0.00**	**2,005.25**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2623		BLDG4	10/01/2014	09/30/2019	10/01/2014		1,851.00	2623 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2623	RSF	1,851.00	10/01/2015	09/30/2017	1,851.00	1.00	22,212.00	12.00	0.00	22,212.00		
		BRE	Rent	2623	RSF	1,851.00	10/01/2017	09/30/2018	1,928.13	1.04	23,137.56	12.50	0.00	23,137.56		
		BRE	Rent	2623	RSF	1,851.00	10/01/2018	09/30/2019	1,966.69	1.06	23,600.28	12.75	0.00	23,600.28		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2623	RSF	1,851.00	10/01/2015	09/30/2017	1,851.00	1.00	22,212.00	12.00	0.00	22,212.00		
		CAM	CAM	2623	RSF	1,851.00	01/01/2017	09/30/2019	229.00	0.12	2,748.00	1.48	0.00	2,748.00		
		TAX	CAM	2623	RSF	1,851.00	01/01/2017	09/30/2019	330.00	0.17	3,960.00	2.13	0.00	3,960.00		
		* BRE	Rent	2623	RSF	1,851.00	10/01/2017	09/30/2018	1,928.13	1.04	23,137.56	12.50	0.00	23,137.56		
		* BRE	Rent	2623	RSF	1,851.00	10/01/2018	09/30/2019	1,966.69	1.06	23,600.28	12.75	0.00	23,600.28		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description			Notes				
		Original Lease	Activated	10/01/2014	09/30/2019	10/01/2014	60	1,851.00								
Woodland West Marketplace (pwoodlan)	**2633**	**Papa Johns (t0000406)**	**Retail Inline**	**1,295.00**	**02/01/2013**	**01/31/2018**	**60**	**3.91**	**2,104.37**	**1.62**	**25,252.44**	**19.50**	**3.59**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2633		BLDG4	02/01/2013	01/31/2018	02/01/2013		1,295.00	2633 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2633	RSF	1,295.00	02/01/2013	01/31/2018	2,104.37	1.62	25,252.44	19.50	0.00	25,252.44		

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Page 7

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2633	RSF	1,295.00	02/01/2013	01/31/2018	2,104.37	1.62	25,252.44	19.50	0.00	25,252.44		
		CAM	CAM	2633	RSF	1,295.00	01/01/2017	01/31/2018	155.00	0.12	1,860.00	1.43	0.00	1,860.00		
		TAX	CAM	2633	RSF	1,295.00	01/01/2017	01/31/2018	232.00	0.17	2,784.00	2.15	0.00	2,784.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	02/01/2013	01/31/2018	02/01/2013	60	1,295.00								
Woodland West Marketplace (pwoodlan)	**2643**	**VCM Smoke Shop (t0000413)**	**Retail Inline**	**1,525.00**	**05/01/2011**	**04/30/2018**	**84**	**5.66**	**2,000.00**	**1.31**	**24,000.00**	**15.74**	**3.65**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2643		BLDG4	05/01/2015	04/30/2018	05/01/2015		1,525.00	2643 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2643	RSF	1,525.00	05/01/2015	04/30/2018	2,000.00	1.31	24,000.00	15.73	0.00	24,000.00		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2643	RSF	1,525.00	05/01/2015	04/30/2018	2,000.00	1.31	24,000.00	15.73	0.00	24,000.00		
		CAM	CAM	2643	RSF	1,525.00	01/01/2017	04/30/2018	190.00	0.12	2,280.00	1.49	0.00	2,280.00		
		TAX	CAM	2643	RSF	1,525.00	01/01/2017	04/30/2018	274.00	0.18	3,288.00	2.15	0.00	3,288.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	05/01/2015	04/30/2018	05/01/2015	36	1,525.00								
Woodland West Marketplace (pwoodlan)	**2653**	**Yoberry (t0000573)**	**Retail Inline**	**1,166.00**	**12/01/2015**	**11/30/2020**	**60**	**1.08**	**1,150.93**	**0.99**	**13,811.16**	**11.84**	**3.86**	**0.00**	**1,206.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2653		BLDG4	12/01/2015	11/30/2020	12/01/2015		1,166.00	2653 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2653	RSF	1,166.00	12/01/2015	11/30/2020	1,150.93	0.98	13,811.16	11.84	0.00	13,811.16		

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Tenancy Schedule I

Page 8

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	**Unit(s)**	**Lease**	**Lease Type**	**Area**	**Lease From**	**Lease To**	**Term**	**Tenancy Years**	**Monthly Rent**	**Monthly Rent/Area**	**Annual Rent**	**Annual Rent/Area**	**Annual Rec./Area**	**Annual Misc/Area**	**Security Deposit Received**	**LOC Amount/ Bank Guarantee**
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2653	RSF	1,166.00	12/01/2015	11/30/2020	1,150.93	0.98	13,811.16	11.84	0.00	13,811.16		
		CAM	CAM	2653	RSF	1,166.00	01/01/2017	11/30/2020	166.00	0.14	1,992.00	1.70	0.00	1,992.00		
		TAX	CAM	2653	RSF	1,166.00	01/01/2017	11/30/2020	209.00	0.17	2,508.00	2.15	0.00	2,508.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	12/01/2015	11/30/2020	12/01/2015	60	1,166.00								
Woodland West Marketplace (pwoodlan)	**2701**	**Anytime Fitness (t0000398)**	**Retail Inline**	**6,500.00**	**11/11/2013**	**11/30/2019**	**73**	**3.16**	**5,416.67**	**0.83**	**65,000.04**	**10.00**	**3.57**	**0.00**	**7,312.50**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2701		BLDG4	11/11/2013	11/30/2019	11/11/2013		6,500.00	2701 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2701	RSF	6,500.00	12/01/2016	11/30/2019	5,416.67	0.83	65,000.04	10.00	0.00	65,000.04		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2701	RSF	6,500.00	12/01/2016	11/30/2019	5,416.67	0.83	65,000.04	10.00	0.00	65,000.04		
		CAM	CAM	2701	RSF	6,500.00	01/01/2017	11/30/2019	769.00	0.11	9,228.00	1.42	0.00	9,228.00		
		TAX	CAM	2701	RSF	6,500.00	01/01/2017	11/30/2019	1,166.00	0.17	13,992.00	2.15	0.00	13,992.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	11/11/2013	11/30/2019	11/11/2013	73	6,500.00								
Woodland West Marketplace (pwoodlan)	**2717**	**Petco Southwest, Inc. Store #5417 (t0000407)**	**Retail Inline**	**5,600.00**	**09/23/2014**	**01/31/2025**	**125**	**2.33**	**6,533.33**	**1.17**	**78,399.96**	**14.00**	**3.09**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2717		BLDG4	09/23/2014	01/31/2025	09/23/2014		5,600.00	2717 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2717	RSF	5,600.00	09/23/2014	09/22/2019	6,533.33	1.16	78,399.96	14.00	0.00	78,399.96		
		BRE	Rent	2717	RSF	5,600.00	09/23/2019	01/31/2025	7,000.00	1.25	84,000.00	15.00	0.00	84,000.00		

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Page 9

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2717	RSF	5,600.00	09/23/2014	09/22/2019	6,533.33	1.16	78,399.96	14.00	0.00	78,399.96		
		CAM	CAM	2717	RSF	5,600.00	01/01/2017	01/31/2025	447.00	0.08	5,364.00	0.95	0.00	5,364.00		
		TAX	CAM	2717	RSF	5,600.00	01/01/2017	01/31/2025	995.00	0.17	11,940.00	2.13	0.00	11,940.00		
		* BRE	Rent	2717	RSF	5,600.00	09/23/2019	01/31/2025	7,000.00	1.25	84,000.00	15.00	0.00	84,000.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	09/23/2014	01/31/2025	09/23/2014	125	5,600.00								
Woodland West Marketplace (pwoodlan)	**2737**	**Tuesday Morning (t0000410)**	**Retail Inline**	**7,946.00**	**02/01/2014**	**01/31/2019**	**60**	**2.91**	**6,906.40**	**0.87**	**82,876.80**	**10.43**	**0.44**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2737		BLDG4	02/01/2014	01/31/2019	02/01/2014		7,946.00	2737 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2737	RSF	7,946.00	02/01/2014	01/31/2019	6,906.40	0.86	82,876.80	10.43	0.00	82,876.80		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2737	RSF	7,946.00	02/01/2014	01/31/2019	6,906.40	0.86	82,876.80	10.43	0.00	82,876.80		
		INS	CAM	2737	RSF	7,946.00	01/01/2017	01/31/2019	4.00	0.00	48.00	0.00	0.00	48.00		
		TAX	CAM	2737	RSF	7,946.00	01/01/2017	01/31/2019	289.00	0.03	3,468.00	0.43	0.00	3,468.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	02/01/2014	01/31/2019	02/01/2014	60	7,946.00								
Woodland West Marketplace (pwoodlan)	**2833**	**All Nails (t0000400)**	**Retail Inline**	**1,350.00**	**07/01/2013**	**06/30/2018**	**60**	**3.50**	**1,462.50**	**1.08**	**17,550.00**	**13.00**	**3.58**	**0.00**	**1,823.63**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2833		BLDG4	07/01/2013	06/30/2018	07/01/2013		1,350.00	2833 W. Park Row Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2833	RSF	1,350.00	07/01/2013	06/30/2018	1,462.50	1.08	17,550.00	13.00	0.00	17,550.00		

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Page 10

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	2833	RSF	1,350.00	07/01/2013	06/30/2018	1,462.50	1.08	17,550.00	13.00	0.00	17,550.00		
		CAM	CAM	2833	RSF	1,350.00	01/01/2017	06/30/2018	161.00	0.11	1,932.00	1.43	0.00	1,932.00		
		TAX	CAM	2833	RSF	1,350.00	01/01/2017	06/30/2018	242.00	0.17	2,904.00	2.15	0.00	2,904.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Original Lease	Activated	07/01/2013	06/30/2018	07/01/2013	60	1,350.00								
Woodland West Marketplace (pwoodlan)	**2837**	**City of Arlington (t0000393)**	**CAM Only**	**0.00**	**08/01/2012**	**07/31/2017**	**60**	**4.41**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		2837		PAD2	08/01/2016	07/31/2017	08/01/2016		0.00	W. Park Row Drive						
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		CAM	CAM	2837	RSF	0.00	08/01/2016	07/31/2017	250.00	0.00	3,000.00	0.00	0.00	3,000.00		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					
		Renewal	Activated	08/01/2016	07/31/2017	08/01/2016	12	0.00								
Woodland West Marketplace (pwoodlan)	**FUEL**	**Randall's Fuel Center (t0000394)**	**Retail Anchor**	**0.00**	**08/01/2007**	**06/25/2022**	**178**	**9.41**	**2,291.67**	**0.00**	**27,500.04**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
	Spaces	Unit Code	Building	Floor	From	To	Move In	Location	Area	Notes						
		FUEL		PAD1	08/01/2007	06/25/2017	08/01/2007		0.00	W. Park Drive						
		* FUEL		PAD1	06/26/2017	06/25/2022	06/26/2017		0.00	W. Park Drive						
	Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	FUEL	RSF	0.00	08/01/2012	06/25/2017	2,291.67	0.00	27,500.04	0.00	0.00	27,500.04		
		* BRE	Rent	FUEL	RSF	0.00	06/26/2017	06/25/2022	2,520.83	0.00	30,249.96	0.00	0.00	30,249.96		
	Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount		
		BRE	Rent	FUEL	RSF	0.00	08/01/2012	06/25/2017	2,291.67	0.00	27,500.04	0.00	0.00	27,500.04		
		* BRE	Rent	FUEL	RSF	0.00	06/26/2017	06/25/2022	2,520.83	0.00	30,249.96	0.00	0.00	30,249.96		
	Amendment	Type	Status	From	To	Move In	Term	Area	Description		Notes					

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Tenancy Schedule I

Page 11

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
		Original Lease	Activated	08/01/2007	06/25/2017	08/01/2007	118	0.00								
		* Renewal	Activated	06/26/2017	06/25/2022	06/26/2017	60				Created by exercising a Renewal Option; as of 11/30/16, there are three options remaining					
Woodland West Marketplace (pwoodlan)	**1124**	VACANT		3,000.00												
Woodland West Marketplace (pwoodlan)	**1126**	VACANT		1,490.00												
Woodland West Marketplace (pwoodlan)	**1130**	VACANT		2,996.00												
Woodland West Marketplace (pwoodlan)	**1140**	VACANT		1,910.00												
Woodland West Marketplace (pwoodlan)	**1208**	VACANT		2,285.00												
Woodland West Marketplace (pwoodlan)	**1210**	VACANT		2,425.00												
Woodland West Marketplace (pwoodlan)	**1212**	VACANT		3,620.00												
Woodland West Marketplace (pwoodlan)	**1216**	VACANT		6,300.00												
Woodland West Marketplace (pwoodlan)	**1222**	VACANT		1,710.00												
Woodland West Marketplace (pwoodlan)	**2707**	VACANT		2,155.00												
Woodland West Marketplace (pwoodlan)	**2725**	VACANT		1,195.00												
Woodland West Marketplace (pwoodlan)	**2733**	VACANT		1,175.00												
Woodland West Marketplace (pwoodlan)	**2805**	VACANT		11,000.00												
Woodland West Marketplace (pwoodlan)	**2819**	VACANT		2,035.00												

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

Page 12

Tenancy Schedule I

Property: pwoodlan As of Date: 01/01/2017 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Woodland West Marketplace (pwoodlan)	**2827**	VACANT		5,960.00												
Woodland West Marketplace (pwoodlan)	**2829**	VACANT		1,325.00												
Woodland West Marketplace (pwoodlan)	**STOR**	VACANT		1,675.00												

Occupancy Summary	**Area**	**Percentage**
Occupied Area	123,002.00	70.18
Vacant Area	52,256.00	29.82
Total	**175,258.00**	**100.00**

Occupancy Summary	**Area**	**Percentage**
Total Occupied Area	123,002.00	70.18
Total Vacant Area	52,256.00	29.82
Grand Total	**175,258.00**	**100.00**

Wednesday, January 25, 2017
08:35 AM

Purchase and Sale Agreement
Schedule 5 – Rent Roll

846565.4

SCHEDULE 6

EXCEPTIONS TO SELLER REPRESENTATIONS AND WARRANTIES

Purchase and Sale Agreement
Schedule 6 – Exceptions to Seller Representations and Warranties

846565.4